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                                                                   EXHIBIT 10.16

                         INTELLECTUAL PROPERTY AGREEMENT


                                      AMONG


                            LUCENT TECHNOLOGIES INC.,


                            AT&T PARADYNE CORPORATION


                                       AND


                              CAP ACQUISITION CORP.









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                                TABLE OF CONTENTS



ARTICLE 1 DEFINITIONS

ARTICLE 2 ASSIGNMENT OF A-PATENTS AND LICENSE GRANT TO LUCENT

ARTICLE 3 LICENSE GRANTS TO PARADYNE AND CAPCo

ARTICLE 4 AT&T COMPANIES, PRIOR AGREEMENTS

ARTICLE 5 ROYALTY AND REPORTING

ARTICLE 6 PARADYNE PROGRAMS

ARTICLE 7 KNOW-HOW AND OTHER INTELLECTUAL PROPERTY

ARTICLE 8 TRADEMARKS

ARTICLE 9 MISCELLANEOUS

ARTICLE 10 CONFIDENTIALITY

ARTICLE 11 INDEMNIFICATION


APPENDIX A  A-PATENTS AND PATENT APPLICATIONS

APPENDIX B-1  paradyne trademarks

APPENDIX B-2  TRADEMARK ASSIGNMENT AGREEMENT (AT&T PARADYNE CORPORATION to
              LUCENT TECHNOLOGIES INC.)

APPENDIX C  PARADYNE PRODUCTS

APPENDIX D  THIRD PARTY LICENSES

APPENDIX E  IMMUNITY PATENTS AND APPLICATIONS

APPENDIX F  KNOWN REEXAMINATIONS AND OTHER

APPENDIX G  MEMBERS OF "KNOWLEDGE" GROUP

APPENDIX H  CERTAIN LEGAL PROCEEDINGS



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                         INTELLECTUAL PROPERTY AGREEMENT

     This Intellectual Property Agreement (hereinafter referred to as the "Intellectual Property Agreement") is being entered into as of July 31, 1996, by and among: LUCENT TECHNOLOGIES INC., a corporation of the State of Delaware (hereinafter referred to as "LUCENT"), AT&T PARADYNE CORPORATION, a corporation of the State of Delaware (hereinafter referred to as "PARADYNE"), and CAP ACQUISITION CORP., a corporation of the State of Delaware (hereinafter referred to as "CAPCo").

     This Intellectual Property Agreement is Exhibit K to the Purchase Agreement (hereinafter referred to as the "Purchase Agreement"), dated June 18, 1996, among LUCENT, PARADYNE, CAPCo, PARADYNE PARTNERS, L.P., a Delaware limited partnership, PARADYNE ACQUISITION CORP., a Delaware corporation (hereinafter referred to as "BUYER"), and RENTAL ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of BUYER (hereinafter referred to as "RentalCo"), and LEASE ACQUISITION CORP., a Delaware corporation, and shall become effective as of the Closing Date as specified in the Purchase Agreement.

     WHEREAS, LUCENT has agreed to sell and BUYER has agreed to buy PARADYNE pursuant to the Purchase Agreement; and

     WHEREAS Section 1.3(a) of the Purchase Agreement provides for an Intellectual Property Agreement between the parties hereto.

     NOW, THEREFORE, it is hereby agreed by and among the parties as follows:


                                    ARTICLE 1

                                   DEFINITIONS

     Capitalized terms without definition in this intellectual Property Agreement shall have the meanings assigned to them in the Purchase Agreement. As used herein, the following terms have the following meanings:

     1.1 "Affiliated Companies" shall mean, with respect to a party hereto or any other entity, any and all direct and indirect Subsidiaries of such party or entity, plus any other company or entity mutually agreed to in writing by the parties hereto. "Affiliated Companies" shall also include a parent directly or indirectly owning more than fifty percent (50%) of the voting shares of such party or entity, or otherwise owning more than fifty percent (50%) of the ownership interest representing the right to manage such party or other entity.

     1.2 "A-Patents" shall mean collectively" CAP A-Patents" and "Non-CAP A-Patents".

     1.3 "LUCENT ETC Patents" shall mean the Patents which are listed in Appendix E under "ETC Technology".



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     1.4  "LUCENT CAP Patents" shall mean the Patents which are listed in
Appendix E under "CAP Technology".

     1.5 "LUCENT Patents" shall mean every Patent (including utility models, but excluding design patents and design registrations other than those design patents and design registrations incorporated in Products the design or development of which was substantially complete as of the Closing Date) issued in any country of the world on patent applications filed prior to the Closing Date with respect to which LUCENT:

          (i)  prior to the Closing Date has ownership or control; and

          (ii) as of the Closing Date otherwise has the right to grant any licenses of the type herein granted by LUCENT.

     1.6 "LUCENT VoiceSpan Patents" shall mean the Patents which are listed in Appendix E under "VoiceSpan Technology."

     1.7 "CAP A-Patents" shall mean the Patents and Patent applications listed in Appendix A under "CAP A-Patents", and which are owned by LUCENT and which are assigned to CAPCo pursuant to Article 2 hereof. The list of CAP A-Patents shall be updated from time to time, upon mutual agreement of the parties, until the Closing Date.

     1.8 "CAP Technology" shall mean the carrier-less amplitude/phase modulation technique, commonly referred to as CAP, using a bandwidth efficient, two-dimensional passband line code which is derived from quadrature-amplitude modulation (CAM), applicable to data transmission on various media (e.g., copper, coax, fiber and wireless) and able to support a wide range of speeds as developed and licensed by PARADYNE and/or CAPCo and in existence prior to six
(6) months after the Closing Date.

     1.9 "Closing Date" shall have the meaning assigned to it in Section 1.9(a) of the Purchase Agreement.

     1.10 "Derivative Work" shall mean any work based upon one or more pre-existing works, such as a translation, abridgment, condensation or any other form in which such preexisting works may be recast, transformed or adapted and which, if prepared without authorization of the owner of the copyright in such pre-existing work, would constitute a copyright infringement. For purposes of this Intellectual Property Agreement, a "Derivative Work" shall also include any compilation that incorporates such a preexisting work.

     1.11 "ETC Technology" shall mean the PARADYNE-owned proprietary protocol, commonly referred to as "ETC", as developed and licensed by PARADYNE and in existence prior to six (6) months after the Closing Date, providing improved data transmission over cellular communications links and other wireless channels. ETC is described in the "Enhanced Throughput Cellular" (ETC) Release
1.0 Specifications, Document Revision 2, dated December 30, 1993. ETC is further defined to cover all future revisions of the specification and any derivative protocols resulting from modifications to ETC as they relate to V.32bis, V.32terbo or V.34 modulations all of the foregoing as developed and licensed by PARADYNE and in existence prior to six (6) months after the Closing Date.



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     1.12 "Essential Patents" shall mean Patents which . claim inventions which are incorporated in the technical information as provided by PARADYNE and/or CAPCo in its licensing program(s), and which are necessary for the use of the technical information to manufacture the articles licensed thereby.

     1.13 "Hair Market Value" shall mean, with respect to any item sold. leased or put into use, the greater of (i) the selling price which a seller would realize from an unaffiliated buyer in an arm's length sale of an identical item in the same quantity and at the same time and place as such sale, lease or putting into use; or (ii) the selling price actually obtained for such item in the form in which it is sold, whether or not assembled (and without excluding therefrom any components or subassemblies thereof which are included in such selling price). In determining "selling price", usual trade discounts actually allowed to unaffiliated persons or entities and Products provided for demonstration and/or promotional programs shall be excluded.

     1.14 "Know-how" shall mean each party's ideas, concepts, know-how, techniques, technical and commercial information, data and documents of whatever kind, including drawings, specifications, photographs, samples, models, processes, procedures, reports and correspondence, including works of authorship embodying the foregoing, all of which relate to the Products.

     1.15 "Knowledge" - a fact or other matter shall be deemed to be within the "Knowledge of LUCENT and PARADYNE" if such fact or other matter is within the actual knowledge of any of the individuals identified in Appendix G.

     1.16 "Licensed Product" shall mean any Product specified by PARADYNE pursuant to Section 5.1.

     1.17 "Manufacturing Invention" shall mean an invention which is directed to a process for manufacturing Semiconductive Devices. The term Manufacturing Invention includes, but is not limited to: (1) depositing, growing, shaping, etching, polishing, heating, annealing, irradiating, implanting, patterning, or diffusing, cutting, sawing or dicing (2) housing, sealing, or encapsulating, or
(3) testing or measuring Semiconductive Devices, as well as (4) any apparatus useful in implementing such a process.

     1.18 "Non-CAP A-Patents" shall mean those Patents and Patent applications listed in Appendix A under Non-CAP A-Patents", and which are owned by LUCENT and which are assigned to PARADYNE pursuant to Article 2 hereof. The list of Non-CAP A-Patents shall be updated from time to time, upon mutual agreement of the parties, until the Closing Date.

     1.19 "Other Intellectual Property" shall mean all other intellectual property of PARADYNE which is not otherwise described herein, including all copyrights and copyrightable information, software, microcode and firmware (in both annotated source and object code), flowcharts, manuals, outlines, models, designs and plans, in existence as of the Closing Date.

     1.20 "PARADYNE CAP Patents" shall mean the Patents and Patent applications listed in Appendix A under the heading "PARADYNE CAP Patents" which are those Patents and Patent applications that are assigned to PARADYNE hereunder, and/or were owned by PARADYNE prior to the Closing Date.



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     1.21 "PARADYNE Design" shall mean the manufacturing design, drawings and/or specifications for any Product for which such manufacturing design, drawings and/or specifications are originated by or owned by PARADYNE and/or CAPCo.

     1.22 "PARADYNE Non-CAP Patents" shall mean the Patents and Patent applications listed in Appendix A under the heading "PARADYNE Non-CAP Patents" which are those Patents and Patent applications that are assigned to PARADYNE hereunder and/or were owned by PARADYNE prior to the Closing Date.

     1.23 "PARADYNE Patents" shall mean the PARADYNE CAP Patents and the PARADYNE Non-CAP Patents.

     1.24 "PARADYNE Trademarks" shall mean those trademarks owned by PARADYNE which are listed in Appendix B-1 to this Intellectual Property Agreement.

     1.25 "Patents" shall mean patents, utility models and applications therefor, including any and all divisionals, continuations, re-examinations, renewals, provisionals, continuations-in-part, re-issues, in existence as of the Closing Date and foreign equivalents thereof.

     1.26 "PARADYNE Products" shall mean the products of PARADYNE and/or CAPCo on sale as of the Closing Date or in development as of the Closing Date and for which there has been at least one (1) sale, lease, rental, license or other transfer prior to one (1) year from the Closing Date and also products listed in Appendix C, for which there has been at least one (1) sale, lease, rental, license or other transfer prior to three (3) years from the Closing Date. The term shall not include chips other than components of system and board-level PARADYNE and/or CAPCo Products for which the manufacturing drawings and specifications are originated by, owned by, licensed to, or created for PARADYNE and/or CAPCo for the sale of such components to entities which incorporate such chips into system or board-level products or to distributors which resell products and provided the sales of such chips by PARADYNE or by CAPCo do not exceed ten percent (10%) of PARADYNE's (in the case of sales by PARADYNE) or CAPCo's (in the case of sales by CAPCo) total revenue for any given year. The term does not include: (1) any other chips or chipsets, or (2) the offering of Telecommunications Services. Sales and/or licenses of CAP components under the CAP Technology licensing program by PARADYNE and/or CAPCo are not subject to the chip sales limitation above.

     1.27 "Product(s)" shall mean PARADYNE Products and/or Progeny Products.

     1.28 "Progeny Products" shall mean future modified versions of Products that do not make use of additional LUCENT Patents.

     1.29 "Semiconductive Device" shall mean an electronic or optoelectronic device which includes a semiconductive material as an operable part thereof. The term includes, but is not limited to: (1) transistors, diodes, capacitors, resistors, inductors, conductors, and dielectrics; (2) discrete devices; (3) integrated circuits whether separate from one another or integral with a wafer and severable therefrom and which are designed to perform a particular function or set of functions; (4) chips which include a plurality of such devices or one or more of



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such integrated circuits and which are designed to perform a particular function or set of functions; (5) chipsets sold as a plurality of such chips that are capable of being interconnected as a combination designed to perform a particular function or set of functions, and, if provided therewith; (6) supporting members, terminal members, housings, and any environmental controlling apparatus included within such housing or unitary therewith.

     1.30 "Subsidiary" shall, with respect to a company, mean a corporation (other than a party hereto) or other legal entity: (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter owned or controlled by such company either directly or indirectly; or (ii) which does not have outstanding publicly traded shares or securities, but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or the other legal entity shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists except as otherwise expressly provided herein.

     1.31 "Telecommunications Services" shall mean the operation of a communications network to provide communication, services to customers, including the processing of information, to the extent needed to transfer information between locations. The term "Telecommunications Services" includes on-line and Internet services, and wireless services, whether fixed or mobile. The term Telecommunications Services does not mean the sale manufacture, marketing, lease, rental, license or other transfer of products that are used in the provision of the Telecommunications Services.

     1.32 "VoiceSpan Technology" shall mean the set of technologies commonly referred to as "VoiceSpan" or "SVD", and utilizing quadrature addition of sampled analog voice to QAM modems for the simultaneous transmission of voice and data over the public switched telephone network as developed and licensed by PARADYNE and in existence prior to six (6) months after the Closing Date.

     1.33 "Mocha Technology" shall mean the PARADYNE-owned high speed modem technology which utilizes clocking in the digital network to achieve speeds greater than 33.4 Kbs in one direction, combined with V.34 communication in the other direction.

     1.34 "Hypermodem Technology" shall mean the PARADYNE-owned QAM-based technology for combining high speed non-switched data service up to 384 Kbs to the central office with simultaneous or alternating access to public switched telephone network service using standard dial modem protocols on ordinary two wire-connections.


                                    ARTICLE 2

              ASSIGNMENT OF A--PATENTS AND LICENSE GRANT TO LUCENT

     2.1 LUCENT hereby irrevocably assigns, conveys and delivers to PARADYNE, its successors, assigns and legal representatives, all right, title and interest in and to Non-CAP A-Patents, and all rights and privileges relating thereto including but not limited to the right to recover and take all such proceedings as may be necessary for the recovery of



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damages or otherwise in respect of present and future infringement of any patent(s) issuing thereon. Such assignment shall be subject to other non-exclusive license agreements between LUCENT, or its Affiliated Companies, and third parties under such Non-CAP A-Patent(s), which license agreements have an effective date prior to the Closing Date, or which are replacement agreements replacing other license agreements to the extent that such replacement agreements are of the same scope, and have the same expiration date and terms of termination, with respect to such subject patent(s) as the replaced license agreements.

     2.2 LUCENT hereby irrevocably assigns, conveys and delivers to CAPCo, its successors, assigns and legal representatives, all right, title and interest in and to CAP A-Patents, and all rights and privileges relating thereto including but not limited to the right to recover and take all such proceedings as may be necessary for the recovery of damages or otherwise in respect of present and future infringement of any patent(s) issuing thereon. Such assignment shall be subject to other non-exclusive license agreements between LUCENT, or its Affiliated Companies, and third parties under such CAP A-Patent(s), which license agreements have an effective date prior to the Closing Date, or which are replacement agreements replacing other license agreements to the extent that such replacement agreements are of the same scope, and have the same expiration date and terms of termination, with respect to such patent(s) as the replaced license agreements.

     2.3 Any royalties, rights or other value paid or transferred to LUCENT or its Affiliated Companies pursuant to such preexisting agreements referred to in Sections 2.1 and 2.2 shall remain with LUCENT or its Affiliated Companies and any such royalties, rights or values to be paid or transferred pursuant to such preexisting license agreements or such replacement agreements after the Closing Date shall continue to be paid or transferred to LUCENT or its Affiliated Companies. Notwithstanding anything herein to the contrary, such royalties, rights or other values in respect of such preexisting agreements shall not include right to use fees, or additional revenue, rights or other value payable or receivable as a consequence of agreements entered into between PARADYNE and others with respect to CAP Technology, ETC Technology, Voicespan Technology, Mocha Technology, and/or Hypermodem Technology.

     2.4 PARADYNE hereby grants to LUCENT a non-exclusive, non-transferable, irrevocable, world-wide, royalty-free license, under the Non-CAP A-Patents and the PARADYNE Patents, but excluding the right to grant sublicenses (except to Subsidiaries of LUCENT and except as provided for in Section 9.11) under the Non-CAP A-Patents and the PARADYNE Patents. CAPCo hereby grants to LUCENT a nonexclusive, non-transferable. irrevocable, world-wide, royalty free license, under the CAP A-Patents, but excluding the right to grant sublicenses (except to Subsidiaries of LUCENT and except as provided for in Section 9.11) under the CAP A-Patents.

          (a)  All Patent licenses granted by PARADYNE and CAPCo pursuant to
Section 2.4 shall continue for the entire unexpired term of such Patents.

          (b) The Patent licenses granted in this Section 2.4 by PARADYNE and CAPCo to LUCENT are licenses to: (i) make, have made, use, lease, sell, offer for sale and import products and offer services; (ii) make, have made, use, lease, sell, offer for sale and import machines, tools,



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materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of such products which are, or have been, or are to be made, used, leased, sold, offered for sale or imported by or on behalf of LUCENT; and (iii) convey to any customer of LUCENT with respect to any such product which is sold or leased by LUCENT to such customer, rights to use, lease and resell such product as sold or leased by LUCENT (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to: (1) a combination of such product (as sold or leased) with any other product; (2) a method or process which is other than the inherent use of such product itself (as sold or leased); or (3) a method or process involving the use of a product to manufacture (including associated testing) any other product.

          2.5 Notwithstanding the foregoing, PARADYNE and CAPCo understand and agree that LUCENT has been conducting license negotiations with the following companies for licenses to such companies of A-Patents now owned by LUCENT and the PARADYNE Patents, including the Non-CAP A-Patents, the CAP A-Patents, the PARADYNE CAP Patents and the PARADYNE Non-CAP Patents:

               (i)     Creative Technology, Ltd.
               (ii)    Cirrus Logic, Inc.
               (iii)   Tatung Company
               (iv)    CalComp Electronics
               (v)     Acer Peripherals, Inc.
               (vi)    GVC Corporation
               (vii)   TECO Information Systems, Inc.
               (viii)  Tecom Company, Ltd.
               (ix)    Askey Computer Corporation
               (x)     Longshine Electronics Corporation
               (xi)    Motorola, Inc.
               (xii)   Ricoh, Ltd.
               (xiii)  Canon
               (xiv)   Brother Industries Ltd.
               (xv)    Murata Manufacturing Co., Ltd.
               (xvi)   The General Electric Co., P.L.C.
               (xvii)  Advanced Micro Devices
               (xviii) Sierra Semiconductor Corporation

     2.6 (a) PARADYNE and CAPCo agree that LUCENT may continue such negotiations only with respect to Non-CAP A-Patents and the PARADYNE Non-AP Patents for a period not to exceed twelve (12) months from the Closing Date, and during such twelve (12) month period may grant sublicenses under the Non-CAP A-Patents and the PARADYNE Non-CAP Patents to the foregoing companies, without any payment to PARADYNE or CAPCo, provided: (1) such sublicenses are substantially the same in scope and duration as licenses granted by LUCENT of similar technology to similar companies in the past; (2) LUCENT shall use reasonable efforts to ensure that the rights and licenses obtained by LUCENT, if any, pursuant to the foregoing licenses granted above are extended to PARADYNE to the extent such rights and licenses would be useful or desirable in PARADYNE's businesses; and (3) LUCENT makes summaries of such sublicenses available to PARADYNE under reasonable and



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appropriate confidentiality terms, which summaries shall contain sufficient detail to enable PARADYNE to understand the scope of the sublicenses granted to such companies under the A-Patents, and the scope of the rights and licenses granted to PARADYNE, and LUCENT agrees to notify PARADYNE when such sublicense agreements are entered into.

          (b) After the Closing Date, CAPCo will, on a case-by-case basis, consider making the CAP A-Patents and the PARADYNE CAP Patents available for LUCENT to sublicense to the companies listed in Section 2.5. Any permission granted to LUCENT for the licensing of CAP A-Patents and PARADYNE CAP Patents shall be beforehand and in writing and any licenses entered into by LUCENT shall be in accordance with the provisions specified in Section 2.6(a).

     2.7 PARADYNE (and, if permission is granted as per Section 2.6(b), CAPCo) further agrees that LUCENT may enter into replacement sublicense agreements with the foregoing companies, also without payment to PARADYNE (or CAPCo), provided the terms of such replacement sublicense agreements are substantially the same in scope, and have the same expiration date and terms of termination, with respect to the Non-CAP A-Patents and/or PARADYNE's Non-CAP patents (and, if authorized in accordance with the foregoing, CAP Patents and/or PARADYNE CAP Patents) as the original sublicense agreements entered into with such companies pursuant to Section 2.6 hereof, and further provided that with respect to any such replacement sublicense agreements that LUCENT fulfills the conditions described in Sections 2.6(a)(1), 2.6(a)(2) and 2.6(a)(3)

     2.8 PARADYNE and CAPCo shall bear any and all administrative and similar costs external to LUCENT related to the assignment of the A-Patents from LUCENT to PARADYNE and CAPCo pursuant to Sections 2.1 and 2.2 above, but not including legal fees, if any, incurred by LUCENT, and not including those costs related to LUCENT's fulfilling its obligations described in Section 9.19 hereof which obligations include solely the recording in the U.S. Patent Office the assignment from AT&T to LUCENT of U.S. CAP A-Patents and non-CAP A-Patents. LUCENT shall execute all documents and perform all acts as required for the assignment of the A-Patents to PARADYNE and CAPCo under this Intellectual Property Agreement.

     2.9 PARADYNE and CAPCo shall bear all costs of prosecution and maintenance of the A-Patents and the PARADYNE Patents arising after sixty (60) days from the Closing Date. Notwithstanding the foregoing, PARADYNE and/or CAPCo shall have the right to abandon or modify any Patent application at their sole discretion and without notice to, or consent from, LUCENT. LUCENT shall continue to maintain the A-Patents and the PARALYZE Patents for 60 days after Closing; provided, however, that PARADYNE and/or CAPCo shall promptly reimburse LUCENT for any maintenance or similar fees expended by LUCENT in connection with such maintenance.

     2.10 In the event PARADYNE and/or CAPCo and their successors and assigns undertake to enforce or authorize any person to enforce any of the PARADYNE Patents or the A-Patents assigned to it under Section 2.1 and/or Section 2.2 above against a third party, upon written request from PARADYNE and or CAPCo, LUCENT shall, to the best of its knowledge, inform PARADYNE and/or CAPCo in writing within sixty (60) days following receipt of such



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request whether or not that third party can claim rights under the A-Patents granted by LUCENT, and to the extent possible without beach of confidentiality, shall describe in reasonable detail the nature of such rights.

     2.11 If any party should discover an infringement of another party's patents, the party becoming aware of such infringement will use reasonable efforts to inform the party whose patent is alleged to be infringed.

     2.12 To the extent that the enforceability of, or title to, any Patents owned by PARADYNE and/or CAPCo, and licensed as set forth in Sections 2.4, 2.6 and 2.7 become the subject of controversy arising from any such preexisting agreement, sublicense or replacement sublicense agreement, as the case may be, LUCENT shall promptly notify PARADYNE and/or CAPCo thereof. PARADYNE and/or CAPCo shall have the right itself, or through counsel of its choice, and at its own expense, to participate in such controversy, including any litigation which may arise in connection therewith. LUCENT shall not settle any such controversy or litigation (to the extent such settlement may adversely affect the enforceability of any such Patent) without the written agreement of PARADYNE and/or CAPCo as the case may be.


                                    ARTICLE 3

                      LICENSE GRANTS TO PARADYNE AND CAPCo

     3.1 LUCENT hereby grants individually to PARADYNE and to CAPCo (hereafter referred to as the PARADYNE Companies") a non-exclusive, non-transferable, irrevocable, worldwide, royalty-free (except as provided in Section 3.7), license, excluding the right to grant sublicenses (except to Subsidiaries of PARADYNE Companies, and except as provided in Section 9.11), under LUCENT Patents for Products, except as provided for in Sections 3.4 and 6.2(b).

     3.2 The PARADYNE Companies hereby grant to LUCENT a non-exclusive, nontransferable, irrevocable, worldwide, royalty-free license, excluding the right to grant sublicenses (except to LUCENT's Subsidiaries, and except as provided in Section 9.11), under PARADYNE's and CAPCo's Know-How currently in possession of LUCENT or its Subsidiaries, solely and exclusively to the extent reasonably necessary for LUCENT to exercise its rights and licenses hereunder.

     3.3 LUCENT hereby grants to the PARADYNE Companies a non-exclusive, nontransferable, irrevocable, worldwide, fully paid-up license, excluding the right to grant sublicenses (except to the PARADYNE Companies' Subsidiaries, and except as provided in Section 3.11) under LUCENT's Know-How currently in PARADYNE Companies' possession, or in the possession of their Subsidiaries solely and exclusively to the extent reasonably necessary for the PARADYNE Companies to exercise their rights and licenses hereunder.

     3.4 PARADYNE Companies do not have the right to make or have made Semiconductive Devices of system and board-level Products under LUCENT Patents relating to Manufacturing Inventions. PARADYNE Companies' make and have made rights are limited to a PARADYNE Design.



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     3.5  (a)  All Patent licenses granted herein by LUCENT pursuant to Section
3.1 shall continue for the entire unexpired term of such Patents, and for Patents other than U.S. Patents, for as much of such term as LUCENT initially has the right to grant.

          (b) The Patent licenses granted in this Article 3 by LUCENT to PARADYNE Companies are licenses to: (i) make, have made, use, lease, sell, offer for sale and import Products and offer services other than Telecommunications Services; (ii) make, have made, use lease, sell, offer for sale and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of such Products which are, or have been, or are to be made, used, leased, sold, offered for sale or imported by or on behalf of PARADYNE Companies; and (iii) convey to any customer of PARADYNE Companies with respect to any such Product which is sold or leased by PARADYNE Companies to such customer, rights to use, lease and resell Product such as sold or leased by PARADYNE Companies (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to: (1) a combination of such Product (as sold or leased) with any other product; (2) a method or process which is other than the inherent use of such Product itself (as sold or leased); or (3) a method or process involving the use of a Product to manufacture (including associated testing) any other product.

          (c) If the Incremental improvement of a Product results in the use of a new patent, such Product will continue to be properly licensed under all Patents which were used in the Product prior to such improvement; provided, however, that in negotiating license fees for any such new patent LUCENT will give weight to the fact that the Product is already licensed under other Patents.

     3.6 Licenses granted herein by LUCENT to PARADYNE or CAPCo and by PARADYNE or CAPCo to LUCENT are not to be construed as consent by either LUCENT, PARADYNE, CAPCo or any of their Subsidiaries to any act which may be performed by the other except to the extent allowed by a Patent licensed herein.

     3.7 Notwithstanding anything to the contrary in this Article 3, the license granted by LUCENT pursuant to Section 3.1 shall, with respect to the Products of the businesses (or parts thereof' sold pursuant to Section 3.7(i) below, cease to be royalty-free, and shall become subject to a royalty, to be paid pursuant to Article 5, if and only if all of the following conditions are met:

          (i) PARADYNE and/or CAPCo, or their Subsidiary(ies), has sold either all of its or their business, or a part of its or their business, which makes use of some or all of the rights granted by LUCENT to PARADYNE and/or CAPCo pursuant to Articles 3 and 6;

          (ii) PARADYNE and/or CAPCo, or their Subsidiary(ies), has, in the case of a sale of only part of its or their business, granted to such part a sublicense to some or all of the rights granted by LUCENT to PARADYNE under Articles 3 and 6;

          (iii) more than six (6) years have elapsed from the Closing Date; and

          (iv) With respect to such sold business or sold part of such business, as described in Section 3.7(i) and (ii), Change of Control has occurred.

     For the purpose of Section 3.7, "Change of Control" shall be deemed to have occurred if any Person or group of Persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder (other than a group controlled by the Partnership) shall hold immediately following the transaction in question outstanding shares of capital stock of the company constituting a majority of the voting power for the election of directors of the Company.

     3.8 (a) In the case when PARADYNE and/or CAPCo, and/or their Subsidiary(ies), has sold all of its or their business in accordance with
Section 3.7(i) above and the conditions of Sections 3.7(iii) and 3.7(iv) are met, all Products of PARADYNE and/or CAPCo, as the case may be, become royalty-bearing pursuant to Article 5.

          (b) In the case where PARADYNE and/or CAPCo, and/or their Subsidiary(ies), have sold only a part of its or their business and the conditions of 3.7(ii), 3.7(iii) and 3.7(iv) are met only the Products of the sold part of the business become royalty-bearing pursuant to Article 5.

     3.9 If the license becomes royalty-bearing with respect to one (1) or more Products under this Article 3, PARADYNE and/or CAPCo, as the case may be, shall promptly notify LUCENT.

     3.10 LUCENT will not unreasonably forebear, to the extent consistent with LUCENT's then existing general policies regarding the patents requested to be licensed, in the granting of licenses on reasonable and nondiscriminatory terms and conditions, within the scope of the licenses granted herein (which may include a royalty-free or royalty bearing license from PARADYNE and/or CAPCo to LUCENT if such is consistent with such policies).


                                    ARTICLE 4

                        AT&T COMPANIES, PRIOR AGREEMENTS

     4.1 PARADYNE acknowledges LUCENTs representation that LUCENT or its Affiliated Companies have already entered into non-exclusive license agreements with other companies and other entities (the "Prior Agreements"), under which Prior Agreements LUCENT or its Affiliated Companies have granted certain rights and licenses to Patents, including the PARADYNE Patents and the A-Patents; in consideration for patents of such third parties being licensed to LUCENT, and its Affiliated Companies, including PARADYNE.

     4.2 PARADYNE hereby ratifies and assents to inclusion of PARADYNE Patents in such Prior Agreements to the extent necessary for LUCENT or its Affiliated Companies to fulfill its obligations under such Prior Agreements.

     4.3 (a) To the extent and for the duration that LUCENT has the right, LUCENT grants PARADYNE licenses under the agreements with the companies listed in Appendix D. (Appendix D shall be updated upon mutual agreement of all parties until the Closing Date. Such licenses are granted only while PARADYNE operates as a separately identifiable business and only to the extent LUCENT has the right, prior to the Closing Date, to grant such licenses as determined by the agreements with the companies listed in Appendix D.

          (b) LUCENT represents that licenses available to PARADYNE under such agreements listed in Appendix D are limited in scope, have restrictive provisions and do not enure to the benefit of BUYER or PARADYNE's successor. LUCENT further represents that some of such licenses are only effective upon request to, and with approval of, the licenser. LUCENT will provide PARADYNE with copies of the agreements listed in Appendix D within ninety (90) days after the Closing Date.

     4.4 Except as provided in Article 4.3, PARADYNE hereby further acknowledges LUCENT's representation that any license rights under third party patents PARADYNE has under such Prior Agreements or any other agreement under which PARADYNE obtained rights by virtue of its being a Subsidiary of LUCENT or AT&T Corp. shall cease upon PARADYNE no longer being a Subsidiary, however, PARADYNE has not made an independent investigation of such third party agreements.

     4.5 For all Prior Agreements under which LUCENT extends rights under third party patents to PARADYNE, PARADYNE agrees to cooperate with LUCENT and such third party (including the licensing of PARADYNE's Patents to such third party, if required by the Prior Agreement) to effect the extension of rights to PARADYNE. PARADYNE's failure to cooperate shall relieve LUCENT of any obligation of indemnity for patent infringement with respect to such third party's patents if such failure to cooperate is not commercially reasonable in light of all the facts and circumstances, including but not limited to, the identity of such third party and the business plans and strategies of PARADYNE.


                                    ARTICLE 5

                              ROYALTY AND REPORTING

     5.1  Royalty Calculation

          (a) Within sixty (60) days of a Product becoming royalty-bearing pursuant to Article 3, PARADYNE and/or CAPCo shall designate which Products shall become Licensed Products by providing a list to LUCENT. PARADYNE and/or CAPCo shall have the sole discretion to designate such Products as Licensed Products or to designate any one (1) or more of such Products as no longer being Licensed Products in accordance with Section 5.1(9). In consideration for LUCENT's forbearance from seeking injunctive relief or other damages under LUCENT Patents for any Products so listed and for other good and valuable consideration, PARADYNE agrees to pay a royalty in accordance with Section 5.3 for so long as a Product is designated a Licensed Product. Products which are royalty-bearing and which are not listed will not be licensed under LUCENT Patents effective as of the date this Intellectual Property Agreement becomes royalty-bearing with respect thereto.

          (b) Royalty shall be payable to LUCENT at the rate of one point six two five percent (1.625%) on each Licensed Product which is sold, leased or put into use by PARADYNE and/or CAPCo, or any of their Subsidiaries or sublicensees. The royalty rate shall be applied, except as otherwise provided in this Section 5.1, to the Fair Market Value of such Licensed Product.

          (c) Royalty shall become payable upon the first sale, lease or putting into use of a Licensed Product. Rebuilding (or enlarging, to the extent that such enlarging incurs an additional royalty under a new licensed patent) any Licensed Product shall be deemed to be a first putting into use of such Licensed Product. Obligations to pay royalties accrued prior to termination of licenses and rights pursuant to Section 5.1(9) and the expiration of LUCENT Patents shall survive.

          (d) When a company ceases to be a Subsidiary of or sublicensee of PARADYNE and/or CAPCo, royalties which have accrued with respect to any products of such company, but which have not been paid, shall become payable with PARADYNE's and/or CAPCo's next scheduled royalty payment.

          (e) Notwithstanding any other provisions hereunder, royalty shall accrue and be payable only to the extent that enforcement of PARADYNE's obligation to pay such royalty would not be prohibited by applicable law.

          (f) A Licensed Product may be treated by PARADYNE and/or CAPCo, and/or their subsidiaries and/or sublicensees as not licensed and not subject to royalty with respect to sales, leasing or putting into use of such Licensed Product if the purchaser, manufacturer, lessee and/or importer is licensed under the same Patent(s) to have said Licensed Product made and/or imported, and the purchaser, lessee, and or importer advises PARADYNE, in writing at or prior to the time of such sale, manufacture, lease or importation that it is exercising its own license under such Patent(s) with respect to such manufacture and/or importation.

          (g) By not less than three (3) months; written notice to LUCENT, PARADYNE may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder, including the removal of Licensed Products from the list, (described in Section 5.1(a)). Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Product.

     5.2  Records And Adjustments

          (a) PARADYNE and/or CAPCo shall keep full, clear and accurate records with respect to all Licensed Products and shall furnish any relevant information which LUCENT may reasonably prescribe from time to time to enable LUCENT to ascertain the proper royalty due hereunder on account of Licensed Products sold, leased and put into use by PARADYNE and/or CAPCo or any of their Subsidiaries or sublicensees. PARADYNE and/or CAPCo shall retain such records with respect to each Licensed Product for at least five (5) years from the sale, lease or putting into use of such Licensed Product. LUCENT shall have the right through accredited external auditors to make an examination, during normal business hours, of all records and accounts bearing upon the amount of royalty payable to it hereunder. Such audits cannot be conducted more than once per year. All audits shall be at LUCENT's expense unless an audit uncovers an underpayment by PARADYNE and/or CAPCo in excess of five percent (5%) in which case PARADYNE or CAPCo, as the case may be, shall reimburse LUCENT for the audit. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such examination.

          (b) Independent of any such examination, LUCENT will credit to PARADYNE and/or CAPCo the amount of any overpayment of royalties made in error which is identified and fully explained in a written notice to LUCENT delivered within twelve (12) months after the due date of the payment which included such alleged overpayment, provided that LUCENT is able to verify, to its own reasonable satisfaction, the existence and extent of the overpayment.

          (c) No refund, credit or other adjustment of royalty payments shall be made by LUCENT except as provided in this Section 5.2. Rights conferred by this Section 5.2 shall not be affected by any statement appearing on any check or other document, except to the extent that any such right is expressly waived or surrendered by a party having such right and signing such statement.

     5.3  Reports and Payments

          (a) Within sixty (60) days after the end of each semiannual period ending on June 30th or December 31st, commencing with the semiannual period during which this Intellectual Property Agreement becomes royalty-bearing, PARADYNE and/or CAPCo shall furnish to LUCENT at the address specified in
Section 9.1 a statement certified by a responsible official of PARADYNE and/or CAPCo showing in a manner reasonably acceptable to LUCENT:

                (i) all Licensed Products which were sold, leased or put into use during such semiannual period;

               (ii) the Fair Market Values of such Licensed Products:

              (iii) the amount of royalty payable thereon; and

               (iv) all exclusions from royalty pursuant to Section 5.1(f).

          (b) Within such sixty (60) days, PARADYNE and/or CAPCo shall pay in United States dollars to LUCENT at the address specified in Section 9.1 the royalties payable in accordance with such statement. Any conversion to United States dollars shall be at the prevailing rate for bank cable transfers as quoted for the last day of such semiannual period by leading United States banks in New York City dealing in the foreign exchange market.

          (c) Overdue payments hereunder shall be subject to a late payment charge calculated at an annual rate of three percentage points (3%) over the prime rate or successive prime rates As posted in New York City) during delinquency. If the amount of such charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum.

     5.4 Taxes

     PARADYNE and/or CAPCo shall pay any tax, duty, levy, customs fee, or similar, charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result of the operation or existence of this Intellectual Property Agreement, including taxes which PARADYNE and/or CAPCo is required to withhold or deduct from payments to LUCENT, except (i) net income taxes imposed upon LUCENT by any governmental entity within the United States (the fifty (50) states and the District of Columbia), and (ii) net income taxes imposed upon LUCENT by jurisdictions outside the United States which are allowable as a credit against the United States Federal income tax of LUCENT or any of its Subsidiaries. In order for the exception in (ii) to be effective, PARADYNE and/or CAPCo must furnish to LUCENT evidence sufficient to satisfy the United States taxing authorities that such taxes have been paid. Such evidence must be furnished to LUCENT within thirty (30) days of issuance by the local taxing authority. Except in the cases where (ii) does not apply, the foregoing shall not be construed as requiring PARADYNE or CAPCo to pay LUCENT's net income taxes.


                                    ARTICLE 6

                                PARADYNE PROGRAMS

     6.1 LUCENT grants immunity to PARADYNE's and/or CAPCo's licensees and customers of such licensees under LUCENT CAP Patents, LUCENT VoiceSpan Patents and LUCENT ETC Patents listed in Appendix E in accordance with the terms and conditions of Sections 6.2 through 6.5 and as follows:

          (a) PARADYNE, in the case of VoiceSpan Technology and ETC Technology, and CAPCo in the case of CAP Technology, shall with notice to LUCENT have the right to extend LUCENT's immunity to their respective licensees and customers of their licensees for VoiceSpan Technology, ETC Technology and/or CAP Technology solely upon granting a license (or such license already having been granted by PARADYNE prior to Closing Date) to such related technology and then only for a period of five (5) years (hereinafter the Limited Period") except as stated in
Section 6.1(b) below. The notice to LUCENT shall identify the licensee, and under what Patents immunity is being granted.

          (b) When all of the conditions in Sections 3.7(i) through 3.7(iv) are met, such right to extend immunities shall terminate for the business, or part of such business, which is sold; however, PARADYNE and/or CAPCo may extend the foregoing immunities solely for the Limited Period to any new licensees or to existing licensees at the end of their current license, which grants shall take place prior to the end of the six (6) year period from the Closing Date.

          (c) The termination of PARADYNE's and/or CAPCo's right to extend such immunity shall not affect any immunities already extended and LUCENT agrees to negotiate comparable licenses with PARADYNE's and CAPCo's licensee's and/or customers thereof to the extent requested by such licensees and/or customers.

          (d) Neither PARADYNE nor CAPCo shall knowingly extend any immunity for a particular Patent to any licensee and/or customer thereof who is already licensed by LUCENT under such Patent. regarding such licensee's and/or customer's prospective use(s) under such Patent. Any grant of patent. immunity only applies if any licensee and/or customer is not already licensed by LUCENT.

     6.2 (a) The immunity under the LUCENT CAP Patents extended by CAPCo to its licensees and/or their customers to whom CAPCo grants a license for CAP Technology, is only to the extent such Patents are Essential Patents to the CAP Technology and are used specifically in conjunction with the licensed technology as provided by CAPCo for board and system level products and only to the extent that if a component is specified in the CAP Technology, the component is purchased from a vendor approved by CAPCo.

          (b) Neither PARADYNE nor CAPCo shall have the right to make or have made a Semiconductive Device as part of the CAP Technology licensing program, under LUCENTs Patents relating to Manufacturing Inventions.

          (c) The immunity granted under Section 6.2 shall extend until December 31, 2002 for the licenses granted by PARADYNE to Westell Technologies, Inc. for CAP Technology.

     6.3 The immunity under the LUCENT VoiceSpan Patents extended by PARADYNE to its licensees and/or their customers to whom PARADYNE grants a license for VoiceSpan Technology (or such license already having been granted by PARADYNE prior to the Closing Date) is only to the extent such Patents are Essential Patents to the VoiceSpan Technology and are used specifically in conjunction with the licensed technology as provided by PARADYNE.

     6.4 The immunity under the LUCENT ETC Patents extended by PARADYNE to its licensees and/or their customers to whom PARADYNE grants a license for ETC Technology (or such license already having been granted by PARADYNE prior to the Closing Date) is only to the extent such Patents are Essential Patents to the ETC Technology and are used specifically in conjunction with the licensed technology as provided by PARADYNE.

     6.5 No licenses, express or implied, or immunity is granted under any Patent with respect to any of PARADYNE's or CAPCo's licensing programs except for the Patents specified in this Article 6, provided, however, if PARADYNE or CAPCo can demonstrate within two (2) years of the Closing Date that a LUCENT Patent was an Essential Patent as of the Closing Date to one of its licensing programs Appendix E will be deemed amended to include such Patents.

     6.6 LUCENT agrees to license its Patents which are Essential Patents to the V.34 standard (as listed below in this Section 6.6) to licensees of PARADYNE and/or CAPCo in connection with their licensing programs. LUCENT will make available its standard form patent license agreement within thirty (30) days of request by the potential licensee. Such potential licensee will have 30 days from receipt to sign the agreement.

                      U.S. Patent                  4304962

                      U.S. Patent                  4069392
                      U.S. Patent                  4520490
                      U.S. Patent                  4941154
                      U.S. Patent                  RE33041
                      U.S. Patent                  5115453
                      U.S. Patent                  5418798
                      U.S. Patent                  5488633

     6.7 LUCENT agrees to license the following Patents to PARADYNE licensees under reasonably commercial terms and conditions in connection with PARADYNE's licensing programs for Mocha Technology and Hypermodem Technology:

                      U.S. Patent                  4866647
                      U.S. Patent                  5394437
                      U S. Patent                  5406583
                      U.S. Patent Application      08/176742
                      U.S. Patent Application      08/390185
                      U.S. Patent Application      08/384498
                      U.S. Patent Application      08/384514
                      U.S. Patent Application      08/556726

     LUCENT will make available its standard form patent license agreement within thirty (30) days of request by the potential licensee. Such potential licensee will have 30 days from receipt to sign the agreement.


                                    ARTICLE 7

                    KNOW-HOW AND OTHER INTELLECTUAL PROPERTY

     7.1 With respect to LUCENT Know-How, PARADYNE, CAPCo and their Subsidiaries shall have the fee-free right to use, reproduce, modify, combine with other works, make Derivative Works and distribute any of the foregoing and to perform and/or display such works (all without accounting to LUCENT) to the extent reasonably necessary to exercise PARADYNE's and/or CAPCo's and/or their Subsidiaries' rights, and licenses hereunder; provided, however, PARADYNE, CAPCo and their Subsidiaries agree to hold in confidence LUCENT Know-How so long as LUCENT Know-How is clearly marked as such and such Know-How (i) is not and does not become publicly known; (ii) is not independently developed by PARADYNE, CAPCo or their Subsidiaries; or (iii) is not disclosed by LUCENT without restriction.

     7.2 With respect to PARADYNE Know-How and CAPCo Know-How, LUCENT and its Subsidiaries shall have the fee-free right to use, reproduce, modify, combine with other works, make Derivative Works and distribute any of the foregoing and to perform and/or display such works (all without accounting to PARADYNE or CAPCo) to the extent reasonably necessary to exercise LUCENT's and its Subsidiaries' rights and licenses hereunder; provided, however, LUCENT and its Subsidiaries agree to hold in confidence PARADYNE Know-How and CAPCo Know-How, so long as PARADYNE Know-How and/or CAPCo's

Know-How is clearly marked as such and such Know-How: (i) is not and does not become publicly known; (ii) is not independently developed by LUCENT; or (iii) is not disclosed by PARADYNE without restriction.

     7.3 Each party shall have the right to disclose to its suppliers, business partners and consultants (under appropriate confidentiality provisions) any other party's Know-How licensed to it pursuant to this Article 7, to the extent it is reasonably necessary to exercise the party's rights and licenses hereunder. The inherent disclosure of Know-How in a product or in connection with the sale of a product shall not constitute a breach of this Intellectual Property Agreement.

     7.4 LUCENT hereby irrevocably assigns, conveys and delivers to PARADYNE, its successors, assigns and legal representatives, LUCENTs entire right, title and interest, if any, in and to PARADYNE Know-How and in and to PARADYNE Other Intellectual Property. LUCENT further hereby irrevocably assigns conveys and delivers to CAPCo, its successors, assigns and legal representatives, LUCENT's entire right, title and interest, if any, to CAPCo Know-How and in and to CAPCo Other intellectual Property.


                                    ARTICLE 8

                                   TRADEMARKS

     8.1 To the extent PARADYNE has any right, title, and interest in and to the trademarks and common law marks set forth on Appendix B-1 attached hereto ("PARADYNE Marks"), PARADYNE assigns to LUCENT such right, title and interest. PARADYNE hereby assigns pursuant to the Trademark Assignment Agreement attached hereto as Appendix B-2, subject to all prior agreements and commitments of PARADYNE and its Affiliated Companies to third parties entered into prior to the Closing Date, all of its worldwide rights, title and interest in and to the PARADYNE Marks to LUCENT, including the goodwill of the business represented by the PARADYNE Marks, any applications of PARADYNE Marks and any common law rights in the PARADYNE Marks.

     8.2 PARADYNE shall not use the name LUCENT TECHNOLOGIES or the innovation ring design forming the corporate identity of LUCENT TECHNOLOGIES INC. In addition, PARADYNE agrees not to adopt names or symbols confusingly similar to LUCENT TECHNOLOGIES INC. or the innovation ring design.

     8.3 LUCENT shall not after the Closing Date: (1) use the mark "PARADYNE" as a trademark, trade name or as part of a corporate name; (2) use the trademark "PARADYNE" and/or any logo or design associated therewith; or (3) use or authorize others to use the following marks:

ACCULINK
ANALYSIS
CHANNELCARE
CHANNELVIEW
CHANNELWATCH

COMSPHERE
DATAPHONE
DATAPORT
DCX
ETC
GLOBESPAN
INFO-LOCK
KEEP IN TOUCH CARD
KEEP IN TOUCH
KEEPINTOUCH CARD
KIT
PARADYNE
PARADYNE DO
SHARED EXPECTATIONS
SOFTCALL
VOICESPAN
VOICESPAN AND DESIGN

     LUCENT shall not use any derivations or combination marks containing the elements PARADYNE and/or any logo or design associated therewith. The foregoing restriction shall not apply to sales by LUCENT of existing inventory of PARADYNE products, or future sales of PARADYNE Companies' products, provided that future sales are properly authorized pursuant to a written agreement between LUCENT and one or both of the PARADYNE Companies.


                                    ARTICLE 9

                                  MISCELLANEOUS

     9.1 All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if addressed, and delivered by hand, telex or facsimile, and confirmed by registered mail, with postage pre-paid, to the addresses set forth below (or to such other addresses as may be given by written notice):

     If to PARADYNE, to:          Paradyne Corporation
                                  Attention: President
                                  8545 126th Avenue North
                                  P.0. Box 2826
                                  Largo, Florida 34649-2826

     Copy to:                     Paradyne Partners, L.P.
                                  c/o Richard A. Ekleberry, Esq.
                                  201 Main Street
                                  Suite 2420
     Fort Worth, Texas 76102

     If to LUCENT, to:            Lucent Technologies Inc.

                                  Contract Administrator, Intellectual Property 2333 Ponce de Leon Boulevard
                                  Coral Gables, Florida 33124

     Copy to:                     General Counsel
     Lucent Technologies Inc.
                                  150 Allen Road
                                  Suite 2000
                                  Liberty Comer, New Jersey 07938

     If to CAPCo to:              CAP Acquisition Corp.
                                  Attention: President
                                  8545 126th Avenue North
                                  P.O. Box 2826
                                  Largo, Florida 34649-2826

     Copy to:                     Paradyne Partners, L.P.
                                  c/o Richard A. Ekleberry, Esq.
                                  201 Main Street
                                  Suite 2420
     Fort Worth, Texas 76102

     9.2 The headings are included for convenience only, and the articles shall not be construed in accordance with their headings.

     9.3 The parties hereto agree that the invalidity or unenforceability of any of the provisions hereof shall not in any way affect the validity or enforceability of any other provisions of this Intellectual Property Agreement except those from which the invalidated or unenforceable provisions comprise an integral part or are otherwise clearly inseparable.

     9.4 LUCENT represents and warrants, to and for the benefit of PARADYNE, BUYER, CAPCo, and PARADYNE PARTNERS, L.P. and their Affiliated Companies, as follows:

          (a) LUCENT and its Subsidiaries own and/or have the right to convey all right, title and interest in the Non-CAP A-Patents and CAP A-Patents, subject only to certain non-exclusive licenses granted by LUCENT and/or its Affiliated Companies prior to the Closing Date.

          (b) LUCENT and its Subsidiaries own all right, title and interest in the LUCENT Patents, subject only to certain non-exclusive licenses granted by LUCENT prior to the Closing Date.

          (c) LUCENT and its Subsidiaries have the right to license or own all right, title and interest in the LUCENT Know-How licensed to PARADYNE, and CAPCo hereunder.

          (d) LUCENT and its Subsidiaries assert, and will assert, no ownership interest in PARADYNE's Other Intellectual Property.

          (e) To the Knowledge of LUCENT and PARADYNE, none of the A-Patents, or the PARADYNE Patents are involved in any interference, reissue, reexamination or opposing proceeding except as set forth in Exhibit F.

          (f) To the Knowledge of LUCENT and PARADYNE, they are not aware of any claim, suit, proceeding, or any demand or threat of any of the foregoing, with respect to any A-Patent, PARADYNE Patent, PARADYNE Know-How, PARADYNE Other Intellectual Property and/or to PARADYNE Products, except as set forth on Exhibit H.

          (g) PARADYNE has obtained either through ownership or proper license from LUCENT, all intellectual property rights of LUCENT necessary to-conduct PARADYNE's business in the manner in which such business is currently being conducted.

          (h) To the Knowledge of LUCENT and PARADYNE (except for the companies listed in section 2.5),there is no infringement or misappropriation of any A-Patent, PARADYNE Patents, PARADYNE Know-How or PARADYNE Other Intellectual Property.

          (i) PARADYNE and its Subsidiaries have taken all reasonable measures and precautions necessary to protect and maintain the confidentiality and secrecy of the PARADYNE Patents, PARADYNE Know-How and PARADYNE Other Intellectual Property (collectively referred to as "PARADYNE Intellectual Property") and otherwise to maintain and protect the value of all PARADYNE Intellectual Property and have Obtained from all current and former employees and from all current and former consultants and independent contractors signed agreements appropriately restricting the use and disclosure of the PARADYNE Intellectual Property.

          (j) The PARADYNE Intellectual Property conforms in all material respects with any specification, documentation, performance standard, representation or statement made or provided with respect thereto by or on behalf or any of the Acquired Companies; and there has not been any material claim by any customer or other Person alleging that any PARADYNE Intellectual Property does not conform in all material respects with any specifications, documentation, performance standard, representation or statement made or provided by or on behalf of any of the Acquired Companies, and, to the Knowledge of LUCENT and PARADYNE, there is no basis for any such claim.

     9.5 The representations and warranties of LUCENT, and the rights and remedies that may be exercised by PARADYNE, BUYER, CAPCo, PARADYNE PARTNERS, L.P., and their Affiliated Companies, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, PARADYNE, BUYER, CAPCo, PARADYNE PARTNERS, L.P., or any of their Affiliated Companies or representatives.

     9.6 For purposes of this Intellectual Property Agreement, each statement or other item of information set forth in the Exhibits shall be deemed to be a representation and warranty made by LUCENT in this Intellectual Property Agreement.

     9.7 No licenses, express or implied, under this Intellectual Property Agreement are granted by or among PARADYNE, CAPCo or LUCENT except those expressly granted under this Intellectual Property Agreement.

     9.8 Except as otherwise expressly provided herein, nothing in this Intellectual Property Agreement shall be construed as a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Intellectual Property Agreement is or will be free from infringement of patents of third parties except for patents licensed under this Intellectual Property Agreement, although as of the Closing Date hereof, LUCENT knows of no such infringement unless otherwise disclosed.

     9.9 Nothing contained in this Intellectual Property Agreement shall be deemed or construed to constitute or create among the parties hereto a partnership, association, joint venture or other agency.

     9.10 This Intellectual Property Agreement establishes the rights, duties, and obligations of LUCENT, CAPCo and PARADYNE with respect to the subject matter hereof. Except as otherwise agreed in the Purchase Agreement, including the Intellectual Property Agreement, PARADYNE, CAPCo and LUCENT shall have no right or interest whatsoever in any product of any other party hereto whether such product is conceived or developed by any such other party, during, or after the course of performance of the Purchase Agreement including this Intellectual Property Agreement.

     9.11 Except as otherwise expressly provided herein, no party hereto may assign this Intellectual Property Agreement or any part thereof, transfer licenses or rights or grant any sublicenses hereunder, to anyone other than a Subsidiary of such party without the prior, written consent of all parties hereto. However, if LUCENT, CAPCo or PARADYNE sells part or all of their respective businesses including, without limitation, Subsidiaries (the "Sold Entity"), and if LUCENT, CAPCo or PARADYNE have granted sublicenses thereto prior to such sale, and in the case of PARADYNE or CAPCo subject to the provisions of Section 3.7, then such sublicenses so granted shall survive such sale, provided that:

          (i) the Sold Entity shall continue to operate as a separately identifiable business, corporation, joint venture, partnership, business unit, division, group, or other sole business entity, or constitute a separate part of any other business entity,

          (ii) the sublicenses so granted do not exceed the scope or duration of the licenses granted by LUCENT, PARADYNE or CAPCo; and.

         (iii) In the case of LUCENT's Sold Entity, such Sold Entity agrees to be bound by the Noncompetition Agreement, Exhibit "BB" to the Purchase Agreement.

     If any party grants a sublicense to a Sold Entity under this Section 9.11, such party shall notify all other parties.

     9.12 This Intellectual Property Agreement is the entire agreement by and among the parties with respect to this subject matter, and supersedes all prior discussions, negotiations, communications and agreements with respect thereto. This Intellectual Property Agreement may be modified only in writing, and signed by all parties hereto. Any purported oral modification of this Intellectual Property Agreement shall be without any effect whatsoever.

     9.13 The failure of any party to enforce at any time any of the provisions of this Intellectual Property Agreement shall not be deemed to be a waiver of the right of such party thereafter to enforce such provision.

     9.14 The obligations of any party shall be excused to the extent, and for the period during which, that performance is rendered impossible by strike, fire, flood, earthquake, other natural disasters, governmental acts, orders or restrictions, or any other reason beyond the reasonable control of such party.

     9.15 Each party's performance of this Intellectual Property Agreement, including each party's use of any intellectual property of any other party, including without limitation such other party's Patents, trademarks, Know-How and Other Intellectual Property shall at all times comply with all requirements, rules, laws and regulations of all governmental bodies having proper jurisdiction, and including without limitation any requirements to obtain any licenses under the export or similar laws of the United States.

     9.16 To the extent that this Intellectual Property Agreement calls upon one or more of the Affiliated Companies of any party to carry out any act, to refrain from performing any such act, or otherwise to perform any obligations hereunder, each party hereto shall ensure that such Affiliated Companies do so consistent with this Intellectual Property Agreement.

     9.17 No provision of this Intellectual Property Agreement shall be construed to permit LUCENT or its Subsidiaries to engage in any activities which are otherwise prohibited in the Non-Competition Agreement which is Exhibit BB to the Purchase Agreement.

     9.18 Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated in this Intellectual Property Agreement. The parties understand and agree that certain information in Appendix A and Appendix E may be incorrect regarding whether particular Patents are CAP A-Patents, Non-CAP A-Patents, PARADYNE CAP Patents and PARADYNE Non-CAP Patents. The parties agree to work together in mutual good faith for a period not to exceed thirty (30) days after the Closing Date in order to amend Appendix A and Appendix E, and to ensure that the Patents are properly represented therein.

     9.19 LUCENT represents and warrants that it either has delivered, or shall deliver within ninety (90) days after the Closing Date, clear record title to PARADYNE and/or CAPCo, as the case may be, for all CAP A-Patents, Non-CAP A-Patents. Lucent shall deliver to PARADYNE and CAPCo all documents, certificates and similar materials evidencing ownership of the CAP A-Patents and Non-CAP A-Patents to PARADYNE and/or CAPCo.

                                   ARTICLE 10

                                 CONFIDENTIALITY

     10.1 Each party, on behalf of itself and its Affiliated Companies, agree that they are in receipt of certain non-public information received in the course of performance or negotiation of this Intellectual Property Agreement, or their past relationship with another party, including without limitation all Know-How, Other Intellectual Property, business plans, forecasts, technical data, financial data, personnel information, and other information of a nature that is not generally made publicly available, and which, if disclosed, could reasonably cause damage or loss to the other party (hereinafter referred to as "the Other Party's Confidential Information").

     10.2 Each party agrees that, subject to all other obligations in the Purchase Agreement, including this Intellectual Property Agreement. and the Non-Competition Agreement, it will not use the Other Party's Confidential Information in any manner not expressly permitted by the Purchase Agreement, and it will use the same degree of care to prevent the disclosure of the Other Party's Confidential Information as it normally uses with respect to its own confidential information, but in no event less than a standard of reasonable care.

     10.3 The parties agree that the terms and conditions of this Intellectual Property Agreement are confidential.


                                   ARTICLE 11

                                 INDEMNIFICATION

     11.1 Indemnification by LUCENT

          (a) From and after the Closing Date, LUCENT shall hold harmless and indemnify each Indemnitee from and against, and shall compensate and reimburse each Indemnitee for, any Damages which are suffered or incurred by any of the Indemnitees or to which any of the Indemnitees may otherwise become subject (in respect of clauses (i) and (iii), regardless of whether or not such Damages relate to any third party claim) and which arise from or as a result of or are connected with:

           (i) any inaccuracy in or breach of any representation or warranty set forth in Article 9.

          (ii) any Covered Intellectual Property Claim asserted by any third party against any Indemnitee; or

         (iii) any of the Legal Proceedings or asserted claims referred to on Appendix H attached hereto, or any facts or circumstances underlying any of the assertions or allegations made in connection with any of such Legal Proceedings or claims.

          (b) (i) For purposes of this Agreement, an "Intellectual Property Claim" shall mean any claim, demand, threat or Legal Proceeding that is based upon or related to any actual or alleged infringement, misappropriation or unlawful use of any third party Proprietary Asset.

          (ii) For purposes of this Agreement, a "Covered Intellectual Property Claim" shall mean any Intellectual Property Claim to the extent
               (A) such Intellectual Property Claim is based upon or related to any actual or alleged infringement, misappropriation or unlawful use of a third party Proprietary Asset by PARADYNE and/or CAPCo on account of a Product (or portion of a Product) as manufactured and/or a service offered (i) as of the Closing Date regardless of whether the Product is manufactured, or the service is offered, before or after the Closing Date, or (ii) before the Closing Date but only for the period prior to the Closing Date and which is brought, filed, initiated or made against PARADYNE and/or CAPCo within two (2) years of the Closing Date or (B) if the Intellectual Property Claim is a demand or threat of the kind above-specified, (x) such demand or threat is made within two (2) years of the Closing Date, and (y) if not settled within such two
               (2) year period and the factual basis of such demand or threat is also contained in a Legal Proceeding, such Legal Proceeding is brought against PARADYNE and/or CAPCo within three (3) years of the Closing Date.

         (iii) Any Intellectual Property Claim received by a licensee, customer, distributor or reseller of PARADYNE or CAPCo and any related calm by such licensee, customer, distributor or reseller against any Indemnitee shall be a Covered Intellectual Property Claim (in each case within the time periods set forth in Section
               11.1 (b)(ii) above) falling within the coverage of Section 11.1(a)(ii) (regardless of whether such licensee, customer, distributor or reseller is an Indemnitee), if such licensee, customer, distributor or reseller seeks indemnification from PARADYNE or CAPCo pursuant to an intellectual property indemnification provision (i) under a contract or other agreement entered into with PARADYNE prior to the Closing Date, or (ii) in connection with any equipment or product sold, licensed or otherwise made available, or any service performed on or prior to the Closing Date.

     (c) The representations and warranties set forth in Article 9 and in the AT&T Trademark and Patent Agreement shall expire on the second anniversary of the Closing Date; provided, however, that if, at any time prior to the second anniversary of the Closing Date, any Indemnitee (acting in good faith) delivers to LUCENT a written notice alleging the existence of an inaccuracy in or a breach of any of such representations and warranties and asserting a claim for recovery under Section 11.1(a)(i) or Section 11.8 based on such alleged inaccuracy or breach, then the claim asserted in such notice shall survive the second anniversary of the Closing Date until such time as such claim is fully and finally resolved.

     (d)  LUCENT shall not be obliged to provide any indemnification under
Section 11.1 (a)(ii) for any Intellectual Property Claims to the extent such Intellectual Property Claims are based on changes, modifications or additions made after the Closing Date or the use of manufacturing processes not used prior to the Closing Date. Lucent shall be obliged to provide indemnification for any Covered Intellectual Property Claim to the extent that any such Intellectual Property Claim is based upon the design or development of a Product as it existed as of the Closing Date whether or not Products were actually on sale prior to the Closing Date.

     (e) In no event will LUCENT indemnify PARADYNE or CAPCo for claims of intellectual property infringement when the claim is intentionally provoked by PARADYNE or CAPCo. PARADYNE and/or CAPCo shall use reasonable best efforts to mitigate damages. Offering of PARADYNE and/or CAPCo licenses to third parties as part of PARADYNE's and/or CAPCo's normal customary licensing program shall not be considered an intentional provocation by PARADYNE and/or CAPCo. A communication by PARADYNE or CAPCo with a customer, distributor, reseller or licensee of PARADYNE or CAPCo shall not be deemed provocation hereunder unless such communication was initiated by PARADYNE or CAPCo and Lucent is able to demonstrate that the principal intent of PARADYNE or CAPCo in initiating such communication was to induce such customer, distributor, reseller or licensee to assert against PARADYNE or CAPCo a Covered Intellectual Property Claim that otherwise would not have been asserted by such customer, distributor, reseller or licensee against PARADYNE or CAPCo.

     (f) If Damages are suffered or incurred by two or more Indemnitees with respect to the same facts and circumstances and if the full payment of the Damages of one Indemnitee (the "Identified Indemnitee") would completely eliminate the Damages of the other Indemnitees with respect to such same facts and circumstances then only an amount equal to the full amount of the Damages of the Identified Indemnitee shall be paid under this Article ,1 with respect to such facts and circumstances. The Indemnitees shall determine the distribution of any payment pursuant to this Section 11.1(f), which may be divided among two or more Indemnitees.

     11.2 LUCENT Threshold

           (a) For purposes of this Section 11.2:

           (i) "Affiliate" shall mean with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

          (ii) "Claimant" shall mean a Person, such Person's current and future Affiliates, and the respective successors and assigns of the foregoing Persons.

         (iii) "Deductible Amount" shall mean that portion of LUCENTs settlement expense to which PARADYNE or CAPCo must contribute to LUCENT in the settlement of each Covered

               Intellectual Property Claim. The Deductible Amount shall be up to $750,000 per Claimant, until the actual aggregate of all Deductible Amounts is equal to or exceeds $5,000,000. Thereafter, "Deductible Amount" shall be $500,000 per Claimant, until the actual aggregate of all Deductible Amounts is equal to or exceeds $10,000,000. Thereafter, "Deductible Amount" shall be $100,000 per Claimant for all subsequent Covered Intellectual Property Claims. Notwithstanding anything in this clause (iii) to the contrary, once the Deductible Amount is paid or satisfied with respect to a Claimant the Deductible Amount in respect of any Covered Intellectual Property Claims asserted by such Claimant shall be zero.

          (iv) "Person" shall mean any: (i) individual; or (ii) corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

          (b) Pursuant to Section 11.1 (a)(ii) with respect to any Covered Intellectual Property Claim for which the Indemnitee has elected LUCENT to assume the defense pursuant to Section 11.3, Indemnitee shall be liable to LUCENT for the costs and expenses incurred by LUCENT pursuant to its indemnity obligations under this Article 11 up to the Deductible Amount, and LUCENT shall be liable for the Indemnitee's Damages covered by this Article 11 indemnity in excess of the Deductible Amount up to the maximum liability specified in Section 11.2(c) below. Only one (1) Deductible Amount shall be paid to LUCENT per Claimant, regardless of the number of Indemnitees. Damages covered by this
Article 11 indemnity paid by Indemnitee(s) to third parties (other than Claimants) prior to such election are creditable against the Deductible Amount. Pursuant to Section 11.1 (a)(ii), with respect to any Covered Intellectual Property Claim for which the Indemnitee has not elected LUCENT to assume the defense pursuant to Section 11.3, LUCENT shall have no obligations or liability to Indemnitees under this Article 11.

          (c) The maximum liability of LUCENT under Section 11.1 (a)(ii) for Covered Intellectual Property Claims shall be equal to $40,697,000 plus the Interim Prepayment Amount plus the Final Prepayment Amount less the Interim Price Reduction Amount less the Final Price Reduction Amount. Upon reaching the maximum liability of LUCENT under this Section, LUCENT shall have no further liability or obligation for Covered Intellectual Property Claims.

     11.3 Defense of Third Party Claims by LUCENT

     In the event of the assertion or commencement by any Person of any claim or Legal Proceeding against any one or more Indemnitees with respect to which LUCENT is obligated to indemnify pursuant to this Article 11, and (i) all Indemnitees against whom a claim is made elect in writing within six (6) months to designate LUCENT to assume the defense of such claim or Legal Proceeding: and (ii) any Indemnitee has not significantly adversely affected LUCENT's ability to assume the defense of any Legal Proceeding or settle any Covered Intellectual Property Claim then:

          (a) LUCENT shall proceed to defend such claim or Legal Proceeding in a diligent manner;

          (b) Indemnitees shall make available to LUCENT any non-privileged documents and materials in the possession of Indemnitee that may be useful to the defense of such claim or Legal Proceeding;

          (c) LUCENT shall keep Indemnitees informed of all material developments and events relating to such claim or Legal Proceeding; and

          (d) Indemnitees shall have the right to participate at their own expense in the defense of such claim or Legal Proceeding;

          (e) Indemnitees shall license their intellectual property to Claimant if such license is required by Claimant (if commercially reasonable to do so in light of all facts and circumstances, including but not limited to, the identity of such Claimant and the Indemnitee's business plans and strategies.), to settle a Covered Intellectual Property Claim.

          (f) LUCENT may, at its sole option, settle the Covered Intellectual Property Claim directly with the Claimant;

          (g) All costs and payments in whatever form incurred in defense or settlement including (any settlement) monies paid directly to Claimant are fully credited towards the maximum liability of Section 11.2(c).

          (h) In the event that LUCENT settles the claim through the delivery of any intellectual property right (in the form of a license or otherwise), LUCENT shall use good faith efforts to value such intellectual property rights for purposes of applying the value towards satisfaction of the maximum liability of LUCENT under Section 11.2(c) and allocating the Deductible Amount, if any, due from PARADYNE or CAPCo to LUCENT.

     11.4 Settlement Allocation

     In allocating such contributions as to each settlement, the contribution of the LUCENT intellectual property and the contribution of the PARADYNE intellectual property, if any, used in such settlement ("LUCENT Apportionment' and PARADYNE Apportionment", respectively) shall be used as follows

          (a) The LUCENT Apportionment shall be applied against the then maximum liability of LUCENT under Section 11.2(c).

          (b)  The PARADYNE Apportionment shall be accounted for as follows:

          (i) If the PARADYNE Apportionment is equal to or less than the then applicable Deductible Amount, it shall be fully credited against such Deductible Amount and the remaining amount, if any, shall be the then applicable Deductible Amount for the settlement.

          (ii) If the PARADYNE Apportionment is greater than the then applicable Deductible Amount, no such Deductible Amount need be paid by PARADYNE to LUCENT and the amount of such PARADYNE Apportionment greater than such Deductible Amount, if any, shall be Editable against the Deductible Amount for each future settlement, at a rate of fifty cents per dollar of the PARADYNE contribution for such future settlement, till such PARADYNE Apportionment is fully accounted for. In no case shall the creditable amount be more than fifty cents per dollar of the Deductible Amount.

     11.5 Settlement

     For the purposes of this Section, settlement discussions (not including admissions against interest) shall not be deemed to significantly adversely affect LUCENTs ability to assume the defense of any Legal Proceeding or settle any Covered Intellectual Property Claim.

     11.6 Defense of Third Party Claims by Indemnitee

     If the Indemnitees do not elect to designate LUCENT to assume the defense of any such claim or Legal Proceeding, the Indemnitees may proceed with the defense of such claim or Legal Proceeding on their own. If the Indemnitees so proceed with the defense of any such claim or Legal Proceeding on their own:

          (a) subject to Section 11.3(h), all settlement expenses relating to the defense of such claim or Legal Proceeding (whether or not incurred by Indemnitee) shall be borne and paid exclusively by the Indemnitee without reimbursement by LUCENT;

          (b) LUCENT shall make available to Indemnitee any non-privileged documents and materials in the possession or control of LUCENT that may be useful to the defense of such claim or Legal Proceeding;

          (c) Indemnitee shall keep LUCENT informed of all material developments and events relating to such claim or Legal Proceeding; and

          (d) Indemnitee shall have the right to settle, adjust or compromise such claim or Legal Proceeding.

     11.7 No Contribution

     LUCENT waives, and acknowledges and agrees that it shall not have and shall not exercise or assert or attempt to exercise or assert, any right of contribution or right of indemnity or any other right or remedy against any Acquired Company or Acquisition Entity in connection with any indemnification Obligation or any other liability to which LUCENT may become subject under this Intellectual Property Agreement.

     11.8 From and after the Closing Date, LUCENT shall hold harmless and indemnify PARADYNE and CAPCo from and against, and shall compensate and reimburse PARADYNE and CAPCo for, any damages, costs, expenses, losses, liabilities, diminution in value, claims, awards, fines, penalties, charges or legal fees which are suffered or incurred by PARADYNE or CAPCo or to which they may otherwise become subject (regardless of whether or not such damages relate to any third-party claim) and which arise from or as a result of, or are connected with any inaccuracy in, or breach of, any representation and warranty set forth in the AT&T Trademark and Patent Agreement, of even date hereof, or with any claim, demand, threat, suit or Legal Proceeding against AT&T based upon or related to any actual or alleged infringement, misappropriation or unlawful use of any of the Assigned Marks, as defined therein.

AGREED TO:

AT&T PARADYNE CORPORATION



By:
   ----------------------------------

Print Name:
           --------------------------

Title:
      -------------------------------

Date:
     --------------------------------


LUCENT TECHNOLOGIES INC.                  CAP ACQUISITION CORP.



By:                                       By:
   ----------------------------------        -----------------------------------

Print Name:                               Print Name:
           --------------------------                ---------------------------

Title:                                    Title:
      -------------------------------           --------------------------------

Date:                                     Date:
     --------------------------------          ---------------------------------

                                   APPENDIX A

                       A--PATENTS AND PATENT APPLICATIONS

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX A

                           CAP A-PATENT APPLICATIONS


---- ---------------- ------------------------------------- ---------------- ----------------
No.     Case Name                     Title                   Filing Date      Serial No.
---- ---------------- ------------------------------------- ---------------- ----------------
1.      Amrany 8      Implied Interleaving, A Family of         6/6/95          08/469558
                      Systematic Interleavers and
                      Deinterleavers
---- ---------------- ------------------------------------- ---------------- ----------------
2.       Cupo 11      Improved Sampling System for Radio       10/17/95         08/544244
                      Frequency Receiver
---- ---------------- ------------------------------------- ---------------- ----------------
3.      Farrow 28     Digitally Controlled Hhigh                8/15/94         08/290253
                      Resolution Hybrid Phase Synthesizer
---- ---------------- ------------------------------------- ---------------- ----------------
4.     Herzberg 3-    An Adaptive Pre-Equalizer for User        2/22/96         08/605404
         5-22-34      in Data Communications Equipment
---- ---------------- ------------------------------------- ---------------- ----------------
5.     Langberg 2     Independent Dual HDSL Channel            12/20/95         08/579713
                      training and Data Alignment
---- ---------------- ------------------------------------- ---------------- ----------------
6.     Langberg 3     Impulse Effect Reduction                 12/29/95         08/586008
---- ---------------- ------------------------------------- ---------------- ----------------
7.     Langberg 4     Dual Channel Timing Recovery              2/16/96         08/602944
---- ---------------- ------------------------------------- ---------------- ----------------
8.    Langberg 6-18   A Transmission System for Digital         4/4/96          08/628220
                      Audio Broadcasting
---- ---------------- ------------------------------------- ---------------- ----------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX A
                                  CAP A-PATENTS


---- --------------- ---------- ----------- ---------- ---------------------------------------
No.   Case Name        Issue     Patent No.   Filing                  Title
                       Date                    Date
---- --------------- ---------- ----------- ---------- ---------------------------------------
1.    AMRANY 1-25     2/11/92    5088057     4/5/90    RATIONAL RATE FREQUENCY GENERATOR
---- --------------- ---------- ----------- ---------- ---------------------------------------
2.      GOLDEN 3      3/10/92    5095495     9/4/90    USE OF CYCLOSTATIONARY SIGNAL TO
                                                       CONSTRAIN THE FREQUENCY RESPONSE OF A
                                                       FRACTIONALLY SPACED EQUALIZE
---- --------------- ---------- ----------- ---------- ---------------------------------------
3.     AMAN 2-6-4     3/10/92    5095497    11/20/89   TECHNIQUE FOR ACHIEVING THE FULL
                                                       CODING GAIN OF ENCODED DIGITAL SIGNALS
---- --------------- ---------- ----------- ---------- ---------------------------------------
4.       CUPO 7       5/19/92    5115452     8/2/90    PHASE JITTER CORRECTION ARRANGEMENT
---- --------------- ---------- ----------- ---------- ---------------------------------------
5.     WERNER 17      7/28/92    5134633    11/30/90   DIGITAL COMMUNICATIONS-SYNCHRONIZATION
                                                       SCHEME
---- --------------- ---------- ----------- ---------- ---------------------------------------
6.      HARMAN 1      9/8/92     5146494     7/31/89   OVERLAPPING LOOK-UP-AND-ADD ECHO
                                                       CANCELLER REQUIRING A SMALLER MEMORY
                                                       SIZE
---- --------------- ---------- ----------- ---------- ---------------------------------------
7.     FLANAGAN 1    11/10/92    5162762     3/25/91   PHASE-LOCK LOOP WITH ADAPTIVE SCALING
                                                       ELEMENT
---- --------------- ---------- ----------- ---------- ---------------------------------------
8.     AMAN 3-9-5    11/10/92    5162812    10/11/91   TECHNIQUE FOR ACHIEVING THE FULL
                                                       CODING GAIN OF ENCODED DIGITAL SIGNALS
---- --------------- ---------- ----------- ---------- ---------------------------------------
9.      GOLDEN 4     11/10/92    5163044     1/2/91    USE OF A FRACTIONALLY SPACED
                                                       EQUALIZER TO PERFORM ECHO
                                                       CANCELLATION IN A FULL-DUPLEX MODEM
---- --------------- ---------- ----------- ---------- ---------------------------------------
10.    CUPO 8-26     11/10/92    5163066     5/24/91   SYNCHRONIZING THE OPERATION OF
                                                       MULTIPLE EQUALIZERS IN A DIGITAL
                                                       COMMUNICATIONS SYSTEM
---- --------------- ---------- ----------- ---------- ---------------------------------------
11.     WANG 10       11/9/93    5260972     7/9/91    TECHNIQUE FOR DETERMINING SIGNAL
                                                       DISPERSION CHARACTERISTICS IN
                                                       COMMUNICATIONS SYSTEMS
---- --------------- ---------- ----------- ---------- ---------------------------------------
12.    LATURELL 2     1/18/94    5280526     5/26/92   TRANSFORMER-LESS HYBRID CIRCUIT
---- --------------- ---------- ----------- ---------- ---------------------------------------
13.     AMRANY 6      6/7/94     5319585     4/28/93   HIGH RESOLUTION FILTERING USING LOW
                                                       RESOLUTION PROCESSORS
---- --------------- ---------- ----------- ---------- ---------------------------------------
14.   SORBARA 1-18    7/19/94    5331670     1/31/92   SYNCHRONIZATION SCHEME FOR A DIGITAL
                                                       COMMUNICATION SYSTEM
---- --------------- ---------- ----------- ---------- ---------------------------------------
15.    CUPO 10-27     10/4/94    5353312    12/27/91   EQUALIZER-BASED TIMING RECOVERY
---- --------------- ---------- ----------- ---------- ---------------------------------------
16.     GOLDEN 5     12/27/94    5377230     5/1/92    EXTENDED BANDWIDTH TRANSMITTER FOR
                                                       CROSSTALK CHANNELS
---- --------------- ---------- ----------- ---------- ---------------------------------------
17.     AMRANY 3      1/24/95    5384810     2/5/92    MODULE DECODER
---- --------------- ---------- ----------- ---------- ---------------------------------------
18.      BETTS        8/22/95    5444712     8/30/93   COMMUNICATION MODE IDENTIFICATION
     49-1-3-2-1-24                                     TECHNIQUE
---- --------------- ---------- ----------- ---------- ---------------------------------------
19.  ARCHIBALD 4-6    3/19/96    5499923     11/9/94   COMMUNICATION CARD WITH EXTENDIBLE,
                                                       ROTATABLE COUPLING
---- --------------- ---------- ----------- ---------- ---------------------------------------
20.  GADOT 1-5-1-13   4/30/96    5513216    10/13/94   HYBRID EQUALIZER ARRANGEMENT FOR USE IN
                                                       DATA COMMUNICATION EQUIPMENT
---- --------------- ---------- ----------- ---------- ---------------------------------------
21.     AMRANY 7      6/25/96    5530959     5/18/94   SELF-SYNCHRONIZING
                                                       SCRAMBLER/DESCRAMBLER WITHOUT ERROR
                                                       MULTIPLICATION
---- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX A

                          NON-CAP A-PATENT APPLICATIONS


-------- ---------------- ------------------------------------- ---------------- ----------------
  No.       Case Name                    Title                    Filing Date      Serial No.
-------- ---------------- ------------------------------------- ---------------- ----------------
1.       Bedingfield 2-1  Sample and Hold Circuit Using an          4/29/96         08/639541
                          Operational Amplifier and High
                          Impedance Buffer Connected by a
                          Switched Diode Capacitor Circuit
-------- ---------------- ------------------------------------- ---------------- ----------------
2.         Betts 48-26    Simultaneous Analog and Digital           6/14/93         08/076517
                          Communication Using Fractional Rate
                          Encoding
-------- ---------------- ------------------------------------- ---------------- ----------------
3.         Betts 55-4     Modem Receiver Preemphasis               12/13/94         08/354978
-------- ---------------- ------------------------------------- ---------------- ----------------
4.          Betts 56      Trellis Enhanced Precoder                 2/12/95         08/391328
-------- ---------------- ------------------------------------- ---------------- ----------------
5.          Betts 57      Apparatus for High-Speed                 10/10/95         08/541863
                          Simultaneous Voice/Data
                          Communications
-------- ---------------- ------------------------------------- ---------------- ----------------
6.         Betts 64-6     Compensator for Rob-Bit-Signaling
                          in PCM Systems
-------- ---------------- ------------------------------------- ---------------- ----------------
7.         Betts 65-7     Transmitter Compensation for
                          Digital Loss and
                          Robbed-Bit-Signaling
-------- ---------------- ------------------------------------- ---------------- ----------------
8.          Bingel 1      Line-Poweree Modem witih Capacitive       8/11/95         08/514040
                          Isolated
-------- ---------------- ------------------------------------- ---------------- ----------------
9.          Bingel 2      Integrated Loop Current Detector          2/28/96         08/608418
                          Apparatus for a PSTN Modem
-------- ---------------- ------------------------------------- ---------------- ----------------
10.          Bottoms      Cellular Phone Interface For A            4/26/96         08/639359
          10-44-22-3-23   Simultaneous Voice/Data Modem
-------- ---------------- ------------------------------------- ---------------- ----------------
11.          Bottoms      Sound Modification For Use In             4/20/94        08/23/0565
           7-34-14-10     Simultaneous Voice and Data
                          Communications
-------- ---------------- ------------------------------------- ---------------- ----------------
12.          Bottoms      Cellular Phone Interface For A            8/1/94          08/283333
          8-35-15-2-12    Simultaneous Voice/Data Modem                          (NOW ABANDONED)
-------- ---------------- ------------------------------------- ---------------- ----------------
13.       Bremer 19-1-2   Compounding of Voice Signal for           6/14/93         08/076506
                          Simultaneous Voice and Data
                          Transmission
-------- ---------------- ------------------------------------- ---------------- ----------------
14.        Bremer 36-7    Simultaneous Voice/Data Answering         6/24/94         08/264880
                          Machine
-------- ---------------- ------------------------------------- ---------------- ----------------
15.      Bremer 37-17-11  Simultaneous Analog and Digital          10/21/94         08/327270
                          Communication Having Increased
                          Phase Immunity
-------- ---------------- ------------------------------------- ---------------- ----------------
16.          Bremer       Autorate Method for Simultaneous          12/8/94         08/352297
           38-18-12-20    Transmission of Voice and Data
-------- ---------------- ------------------------------------- ---------------- ----------------
17.         Bremer 39     This is a Continuation Technique          1/26/95         08/378766
                          for Transmitting Analog or Digital
                          Signals in a Common Frequency Band
                          of a Communications Channel
-------- ---------------- ------------------------------------- ---------------- ----------------
18.       Chapman 5-1-2   Simultaneous Full Duplex Voice and        5/1/95          08/432486
                          Group 3 Facsimile System and Method
-------- ---------------- ------------------------------------- ---------------- ----------------
19.       Exner 1-1-1-2   Transparent Call Progress                 1/30/95         08/380872
-------- ---------------- ------------------------------------- ---------------- ----------------
20.       Ghahramani 2    A Method for Measuring the               10/11/94         08/320810
                          Usability of A System and for Task
                          Analysis and Re-engineering
-------- ---------------- ------------------------------------- ---------------- ----------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


-------- ---------------- ------------------------------------- ---------------- ----------------
  No.       Case Name                    Title                    Filing Date      Serial No.
-------- ---------------- ------------------------------------- ---------------- ----------------
21.      Hanson 10-19-7   An Enabling Technique for Quickly         4/5/96          08/628410
                          Establishing High Speed PSTN
                          Connections in Telecommuting
                          Applications
-------- ---------------- ------------------------------------- ---------------- ----------------
22.       Hanson 5-17-5   An Enabling Technique for Quickly         11/3/94         08/333686
                          Establishing High Speed PSTN                           (NOW ABANDONED)
                          Connections in Telecommuting
                          Applications
-------- ---------------- ------------------------------------- ---------------- ----------------
23.        Hecht 1-6-1    Apparatus and Method for                  5/8/92          07/880257
                          Downloading Programs
-------- ---------------- ------------------------------------- ---------------- ----------------
24.          Hiles 1      System and Method for Bus                12/28/96         08/607912
                          Contention Resolution
-------- ---------------- ------------------------------------- ---------------- ----------------
25.          Hiles 2      Slot-Token Protocol                       2/28/96         08/608378
-------- ---------------- ------------------------------------- ---------------- ----------------
26.      Holmquist 14-6   Simultaneous Voice and Data Call          4/8/94          08/225296
                          Establishment Using a Simultaneous
                          Voice and Data Modem Pool and
                          Private Branch Exchange Facilities
-------- ---------------- ------------------------------------- ---------------- ----------------
27.      Holmquist 15-8   A Method For Dial-In Access               6/20/96         08/262169
                          Security Using a Multimedia Modem
-------- ---------------- ------------------------------------- ---------------- ----------------
28.           Ko 13       Independently Switched Voice And          3/23/94        08/21/6373
                          Data Calls Using a Simultaneous
                          Voice and Data Modem
-------- ---------------- ------------------------------------- ---------------- ----------------
29.           Ko 16       Linear Prediction Filter                 12/21/94         08/360906
                          Coefficient Quantizer & Filter Set
-------- ---------------- ------------------------------------- ---------------- ----------------
30.        Lester 1-1     Circuit and Method for Multiplexing      11/14/95         08/557873
                          A Frame-Relay Virtual Circuit and
                          Frame-Relay System Having
                          Multiplexed Virtual Circuits
-------- ---------------- ------------------------------------- ---------------- ----------------
31.         Moore 2-1     Interchange Circuit Overload              10/7/94         08/320147
                          Protection Using Driver Current
                          Limiting
-------- ---------------- ------------------------------------- ---------------- ----------------
32.         Patel 1-2     A Technique for Sending Faxes Over       12/18/95         08/573702
                          Cellular Communications Channel
-------- ---------------- ------------------------------------- ---------------- ----------------
33.         Patel 2-3     Method and Apparatus for Bypassing       12/18/95         08/573701
                          a Cellular Modem Pool During a Fax
                          Transmission
-------- ---------------- ------------------------------------- ---------------- ----------------
34.        Rasmussen 4    Discontinuous Transmission of             3/12/96         08/614225
                          Circuit-Switching Analog Cellular
                          Data
-------- ---------------- ------------------------------------- ---------------- ----------------
35.         Scott 10      Adaptive Transmit Levels for Modems      10/18/93         08/137542
                          Operating Over Cellular                                (NOW ABANDONED)
-------- ---------------- ------------------------------------- ---------------- ----------------
36.         Scott 22      Adaptive Transmit Levels for Modems       3/21/96         08/619149
                          Operating Over Cellular
-------- ---------------- ------------------------------------- ---------------- ----------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX A

                                NON-CAP A-PATENTS


------- --------------- ---------- ----------- ---------- ---------------------------------------
 No.      Case Name       Issue     Patent No.   Filing                     Title
                           Date                   Date
------- --------------- ---------- ----------- ---------- ---------------------------------------
1.      GEORGOPULOS 1    1/17/95    D354500     3/10/93   MODEM HOUSING
------- --------------- ---------- ----------- ---------- ---------------------------------------
2.        CRAFT 1-11     6/18/91    5025211    12/20/89   TECHNIQUE FOR REDUCING
                                                          ELECTROMAGNETIC INTERFERENCE
------- --------------- ---------- ----------- ---------- ---------------------------------------
3.        BREMER 14      1/14/92    5081647     1/6/89    COMMUNICATION OF A VOICE SIGNAL VIA
                                                          CONTINUOUS QUADRATURE AMPLITUDE
                                                          MODULATOR
------- --------------- ---------- ----------- ---------- ---------------------------------------
4.         BETTS 35      4/7/92     5103227     9/26/90   MODULUS CONVERTER FOR FRACTIONAL RATE
                                                          ENCODING
------- --------------- ---------- ----------- ---------- ---------------------------------------
5.        BETTS 37-4     4/14/92    5105443     5/29/90   INBAND CODING OF SECONDARY DATA
------- --------------- ---------- ----------- ---------- ---------------------------------------
6.        BETTS 40-2     4/27/93    5206854     9/24/91   DETECTING LOSS OF ECHO CANCELLATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
7.       BETTS 36-16     7/20/93    5230010     9/26/90   FRACTIONAL RATE MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
8.       BETTS 38-12     9/7/93     5243627     8/22/91   SIGNAL POINT INTERLEAVING TECHNIQUE
------- --------------- ---------- ----------- ---------- ---------------------------------------
9.          SHAW 4       10/5/93    5251328    12/20/90   PREDISTORTION TECHNIQUE FOR
                                                          COMMUNICATIONS SYSTEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
10.      BETTS 39-25    11/23/93    5265127     9/3/91    NON-LINEAR ENCODER AND DECODER FOR
                                                          INFORMATION TRANSMISSION THROUGH
                                                          NON-LINEAR CHANNELS
------- --------------- ---------- ----------- ---------- ---------------------------------------
11.      BETTS 42-17     1/18/94    5280503     1/13/92   DATA COMMUNICATION SYSTEM WITH DATA
                                                          RATE THROTTLING
------- --------------- ---------- ----------- ---------- ---------------------------------------
12.       BETTS 41-5     3/1/94     5291521     1/31/92   INDEX ASSIGNMENT IN REDUNDANCY -
                                                          DOCED DATA COMMUNICATION SYSTEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
13.       ARCHIBALD      4/5/94     5301246     7/29/92   DATA COMMUNICATIONS EQUIPMENT
            2-1-2                                         SECURITY DEVICE USING CALLING PARTY
                                                          DIRECTORY NUMBER
------- --------------- ---------- ----------- ---------- ---------------------------------------
14.       BETTS 44-1     5/10/94    5311557     7/10/92   CIRCULAR LIMITER FOR USE IN A
                                                          RECEIVER TO REDUCE THE EFFECTS OF THE
                                                          SIGNAL DISTORTION
------- --------------- ---------- ----------- ---------- ---------------------------------------
15.         BREMER       5/10/94    5311578     5/7/92    TECHNIQUE FOR AUTOMATIC
          18-5-1-16                                       IDENTIFICATION OF A REMOTE MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
16.       SCOTT 3-3      5/10/94    5311596     8/31/92   CONTINUOUS AUTHENTICATION USING AN
                                                          IN-BAND OR OUT-OF BAND SIDE CHANNEL
------- --------------- ---------- ----------- ---------- ---------------------------------------
17.     BETTS 45-10-26   8/30/94    5343500     7/9/92    NON-LINEAR ENCODER AND DECODER FORM
                                                          INFORMATION TRANSMISSION THROUGH
                                                          NON-LINEAR CHANNELS
------- --------------- ---------- ----------- ---------- ---------------------------------------
18.        SCOTT 4       9/20/94    5349635    11/19/92   HALF-DUPLEX OR FULL-DUUPLEX AUTOMODE
                                                          OPERATION FOR USE IN DATA
                                                          COMMUNICATIONS EQUIPMENT
------- --------------- ---------- ----------- ---------- ---------------------------------------
19.        HUNT 2-3      11/1/94    5361259     2/19/93   A WIDE AREA NETWORK (WAN) ARRANGEMENT
------- --------------- ---------- ----------- ---------- ---------------------------------------
20.       ARCHIBALD     11/29/94    5369703    10/18/91   COMMAND AND CONTROL SIGNALLING METHOD
            1-1-4                                         AND APPARATUS
------- --------------- ---------- ----------- ---------- ---------------------------------------
21.      RASMUSSEN 1    12/13/94    5373149     2/1/93    FOLDING ELECTRONIC CARD ASSEMBLY
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


------- --------------- ---------- ----------- ---------- ---------------------------------------
 No.      Case Name       Issue     Patent No.   Filing                     Title
                           Date                   Date
------- --------------- ---------- ----------- ---------- ---------------------------------------
22.        SCOTT 5       2/28/95    5394392    12/14/92   METHOD FOR TRANSFERRING INFORMATION
                                                          USING MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
23.        SCOTT 6       3/7/95     5396486    12/17/92   DATA COMMUNICATIONS EQUIPMENT
                                                          INTERFACE LEADS TO SIGNAL HALF-DUPLEX
                                                          OR FULL-DUPLEX OPERATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
24.      BETTS 51-17     3/7/95     5396519    10/22/93   METHOD AND APPARATUS FOR ADAPTIVELY
                                                          PROVIDING PRECODING AND PREEMPHASIS
                                                          CONDITIONING TO SIGNAL DATA FOR
                                                          TRANSFER OVER A COMMUNICATION CHANNEL
------- --------------- ---------- ----------- ---------- ---------------------------------------
25.     BREMER 27-7-4    7/25/95    5436930     6/14/93   SIMULTANEOUS ANALOG AND DIGITAL
                                                          COMMUNICATIONS WITH A SELECTION OF
                                                          DIFFERENT SIGNAL POINT CONSTELLATIONS
                                                          BASED ON SIGNAL ENERGY
------- --------------- ---------- ----------- ---------- ---------------------------------------
26.     HENDERSON 1-1    8/22/95    5444704     8/12/91   DIAL RESTORAL METHOD AND APPARATUS
------- --------------- ---------- ----------- ---------- ---------------------------------------
27.     BREMER 25-5-7    9/5/95     5448555     6/14/93   SIMULTANEOUS ANALOG AND DIGITAL
                                                          COMMUNICATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
28.      LANDRY 1-2-7    9/12/95    5450438     7/26/93   1200 BIT PER SECOND FALLBACK METHOD
                                                          FOR USE IN MOBILE RADIO
------- --------------- ---------- ----------- ---------- ---------------------------------------
29.      GEORGOPULOS    10/10/95    5457601     12/8/93   CREDIT CARD-SIZED MODEM WITH
             3-3                                          MODULAR DAA
------- --------------- ---------- ----------- ---------- ---------------------------------------
30.      CHAPMAN 3-10   12/5/95     5473675     11/12/93  CALL ESTABLISHMENT FOR SIMULTANEOUS
                                                          ANALOG AND DIGITAL COMMUNICATIONS
------- --------------- ---------- ----------- ---------- ---------------------------------------
31.      CHAPMAN 4-13   12/12/95    5475691    11/15/93   VOICE ACTIVATED DATA RATE CHANGE IN
                                                          SIMULTANEOUS VOICE AND DATA
                                                          TRANSMISSION
------- --------------- ---------- ----------- ---------- ---------------------------------------
32.      BETTS 54-19    12/12/95    5475711     9/14/94   SYSTEM FOR CHANNEL CAPACITY MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
33.     BREMER 22-3-3   12/12/95    5475713     6/14/93   SHAPED SIGNAL SPACES IN A
                                                          SIMULTANEOUS VOICE AND DATA SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
34.        SCOTT 11     12/26/95    5479480    12/30/93   DUAL MODE CELLULAR MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
35.     ARCHIBALD 3-1   12/26/95    5479650    12/24/92   METHOD AND APPARATUS FOR SWITCHING
                                                          COMMUNICATIONS FROM A SECONDARY
                                                          CHANNEL TO A PRIMARY CHANNEL
------- --------------- ---------- ----------- ---------- ---------------------------------------
36.      BETTS 52-18     1/2/96     5481567     9/12/94   METHOD AND APPARATUS FOR
                                                          AUTOMATICALLY ADAPTING THE AMOUNT OF
                                                          WARPING IN A SYSTEM TRANSMITTING
                                                          INFORMATION THROUGH A NON-LINEAR
                                                          CHANNEL
------- --------------- ---------- ----------- ---------- ---------------------------------------
37.         BREMER       4/9/96     5506866    11/15/93   SIDE-CHANNEL COMMUNICATIONS IN
          31-12-11-2                                      SIMULTANEOUS VOICE AND DATA
                                                          TRANSMISSION
------- --------------- ---------- ----------- ---------- ---------------------------------------
38.       BREMER 32      4/30/96    5513212    11/15/93   CONVERSION OF A FAX MODULATION TO A
                                                          DATA TRANSMISSION
------- --------------- ---------- ----------- ---------- ---------------------------------------
39.       PATEL 5-14     5/30/96    5513213     3/27/95   DATA DRIVEN AUTORATING
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


------- --------------- ---------- ----------- ---------- ---------------------------------------
 No.      Case Name       Issue     Patent No.   Filing                     Title
                           Date                   Date
------- --------------- ---------- ----------- ---------- ---------------------------------------
40.         BETTS        5/28/96    5521942     6/14/93   A METHOD FOR INCREASING THE DYNAMIC
          47-20-6-15                                      RANGE OF A SIGNAL IN A SIMULTANEOUS
                                                          VOICE AND DATA SYSTEM BY THE USE OF
                                                          OVERLAPPING SIGNAL POINT REGIONS AND
                                                          TRELLIS CODING
------- --------------- ---------- ----------- ---------- ---------------------------------------
41.       ASHLEY 2-2     6/18/96    5528630     4/20/94   COUPLER FOR COMMUNICATION SYSTEMS
                                                          WHICH UTILIZE MORE THAN ONE FREQUENCY
                                                          BAND
------- --------------- ---------- ----------- ---------- ---------------------------------------
42.      MASSINI 1-1     7/9/96     5533663    11/21/94   SOLDER WAVE MEASUREMENT DEVICE
------- --------------- ---------- ----------- ---------- ---------------------------------------
43.        BOTTOMS       7/16/96    5537436     6/14/93   SIMULTANEOUS ANALOG AND DIGITAL
        6-29-1-2-9-1-4-8                                  COMMUNICATION APPLICATIONS
------- --------------- ---------- ----------- ---------- ---------------------------------------
44.         BREMER       7/16/96    5537441     6/14/93   CONTROLLED SIMULTANEOUS ANALOG AND
        30-2-2-7-10-5                                     DIGITAL COMMUNICATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
45.      BEDINGFIELD     7/16/96    5537654     4/20/94   PCMCIA INTERFACE USING SHARED MEMORY
             1-1
------- --------------- ---------- ----------- ---------- ---------------------------------------
46.      MASSINI 2-2     7/23/96    5538175    11/21/94   ADJUSTMENT OF SOLDER WAVE PROCESS IN
                                                          REAL TIME
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX A

                      PARADYNE NON-CAP PATENT APPLICATIONS


-------- ---------------- ------------------------------------- ---------------- ----------------
  No.       Case Name                    Title                    Filing Date      Serial No.
-------- ---------------- ------------------------------------- ---------------- ----------------
1.        Betts 58-1-18   Echo Canceling Method and Apparatus       9/29/95         08/536908
                          for Data Over Cellular
-------- ---------------- ------------------------------------- ---------------- ----------------
2.        Betts 59-2-19   Echo Canceling Method and Apparatus       9/29/95         08/536916
                          for Data Over Cellular
-------- ---------------- ------------------------------------- ---------------- ----------------
3.         Betts 60-21    Echo Canceler Gain Tracker for            9/29/95         08/536917
                          Cellular Modems
-------- ---------------- ------------------------------------- ---------------- ----------------
4.         Betts 61-22    Echo Cancellation for Modems             11/14/95         08/557635
-------- ---------------- ------------------------------------- ---------------- ----------------
5.         Betts 62-23    Echo Cancellation for Modems             11/14/95         08/557634
-------- ---------------- ------------------------------------- ---------------- ----------------
6.         Betts 63-5     Interpolation System for Fixed           12/22/95         08/577786
                          Sample Rate Signal Processing
-------- ---------------- ------------------------------------- ---------------- ----------------
7.          Buck 1-1      Self Locking and Ejecting RJ-11 Plug      9/15/95         08/528819
-------- ---------------- ------------------------------------- ---------------- ----------------
8.        Holmquist 18    A Transparent Technique for               5/31/95         08/457881
                          "Mu-law" Modems to Detect Mutual
                          Connection Via an All Digital
                          Circuit
-------- ---------------- ------------------------------------- ---------------- ----------------
9.            Ko 20       Speech Silence Detection Using            4/12/95         08/420466
                          Autocorrelation Coefficients
-------- ---------------- ------------------------------------- ---------------- ----------------
10.          Moore 3      Time-division Multiple-access             7/31/95         08/509309
                          Method for Packet Transmission on
                          Shared Synchronous Serial Buses
-------- ---------------- ------------------------------------- ---------------- ----------------
11.         Scott 16      Error Control Negotation Based on         5/31/95         08/458048
                          Modulation
-------- ---------------- ------------------------------------- ---------------- ----------------
12.         Scott 17      The Use of Compression to Improve        12/18/95         08/573700
                          the Sending of Faxes over Analog
                          Cellular
-------- ---------------- ------------------------------------- ---------------- ----------------
13.         Scott 20      An Improved Method for Sending           12/18/95         08/573739
                          Faxes Over Wireless Llinks
-------- ---------------- ------------------------------------- ---------------- ----------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX A

                            PARADYNE NON-CAP PATENTS


------- --------------- ---------- ----------- ---------- ---------------------------------------
 No.      Case Name       Issue     Patent No.   Filing                   Title
                           Date                   Date
------- --------------- ---------- ----------- ---------- ---------------------------------------
1.         KORZIK 1      1/23/84    D272340     5/11/81   HOUSING FOR PRINTED CIRCUIT BOARDS
------- --------------- ---------- ----------- ---------- ---------------------------------------
2.      KORZIK 3-3-1-1   3/27/84    D273189     8/12/81   DISPLAY TERMINAL
------- --------------- ---------- ----------- ---------- ---------------------------------------
3.       ARMSTRONG 1     6/2/81     4271527     8/31/79   DOUBLE SIDE BAND-QUADRATURE CARRIER
                                                          MODULATION SIGNAL STRUCTURES
------- --------------- ---------- ----------- ---------- ---------------------------------------
4.       ARMSTRONG 2     6/16/81    4273955     3/2/79    ERROR DETECTING AND CORRECTING SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
5.        ARMSTRONG      6/15/82    4335464     1/24/80   DUAL MULTIPOINT DATA TRANSMISSION
            3-1-1                                         SYSTEM MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
6.       ARMSTRONG 4     2/15/83    4374436    10/17/80   SYSTEM FOR THE MONITORING AND
                                                          RESTORATION OF SERIES TERMINALS IN A
                                                          LOOPED COMMUNICATION SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
7.       ARMSTRONG 5     4/26/83    4381546     3/2/79    SYSTEM FOR THE QUANTITATIVE
                                                          MEASUREMENT OF IMPAIRMENTS IN THE
                                                          COMMUNICATION CHANNEL OF A QUADRATURE
                                                          AMPLITURE MODULATION DATA
                                                          COMMUNICATION SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
8.        BETTS 2-1      6/28/83    4390843     2/9/81    TELEPHONE SYSTEM RING PERIOD DETECTOR
------- --------------- ---------- ----------- ---------- ---------------------------------------
9.        WISSMAN 1      2/8/83     4396239     3/10/81   INTERLOCK MECHANISM
------- --------------- ---------- ----------- ---------- ---------------------------------------
10.      BALLENTINE 1    2/28/84    4434378     11/6/81   D.C. POWER MONITOR
------- --------------- ---------- ----------- ---------- ---------------------------------------
11.       KORZIK 2-2     3/20/84    4437717     9/28/81   RACK MOUNTABLE PRIMARY POWER AC PLUG
------- --------------- ---------- ----------- ---------- ---------------------------------------
12.        BREMER 2      8/7/84     4464767     9/8/81    SYSTEM FOR GENERATION OF MULTIPLE
                                                          POINTED QAM SIGNAL SPACES BY USE OF
                                                          SYNCHRONOUS QAM TRANSMITTERS
------- --------------- ---------- ----------- ---------- ---------------------------------------
13.       BREMER 3-1     3-5-85     4503545    10/28/81   SYSTEM FOR EVALUATING TRANSMISSION
                                                          LINE IMPAIRMENTS
------- --------------- ---------- ----------- ---------- ---------------------------------------
14.       BREMER 4-3     4/2/85     4509171     12/8/82   MODEM MULTIPLEXER SYNCHRONIZATION BY
                                                          RADIAL MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
15.      ARMSTRONG 6     5/7/85     4516216     5/10/82   IN-SERVICE MONITORING SYSTEM FOR DATA
                                                          COMMUNICATIONS NETWORK
------- --------------- ---------- ----------- ---------- ---------------------------------------
16.       BETTS 4-1      5/14/85    4517680     2/23/83   ERROR VECTOR NORMALIZER
------- --------------- ---------- ----------- ---------- ---------------------------------------
17.      BREMER 5-5-1    6/25/85    4525846     12/27/82  MODEM IN-BAND SECONDARY CHANNEL VIA
                                                          RADIAL MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
18.        BREMER 6      6/25/85    4525847    11/10/82   QAM ENCODER
------- --------------- ---------- ----------- ---------- ---------------------------------------
19.      BREMER 7-6-2    7/30/85    4532640     8/12/82   MODEM IN-BAND SECONDARY CHANNEL VIA
                                                          RADIAL MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
20.      MARTINEZ 3-7    8/6/85     4534026     12/6/83   NORMALIZED ERROR COMPENSATOR FOR
                                                          MODEMS USING RADIAL AMPLITUDE
                                                          MODULATION FOR MULTIPLEXING
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


------- --------------- ---------- ----------- ---------- ---------------------------------------
 NO.      CASE NAME       ISSUE     PATENT NO.   FILING                   TITLE
                           DATE                   DATE
------- --------------- ---------- ----------- ---------- ---------------------------------------
21.       BETTS 8-4      8/6/85     4534036     12/8/82   PHASE TRACKING LOOP IMPAIRMENT
                                                          MONITOR FOR MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
22.      SANDBERG 1-1    8/13/85    4535452     2/29/84   MULTI-MODEM VARIABLE PART
                                                          DEMULTIPLEXER SYNCHRONIZATION ADAPTER
------- --------------- ---------- ----------- ---------- ---------------------------------------
23.       BETTS 9-5     11/26/85    4555790     6/30/83   DIGITAL MODEM HAVING A MONITOR FOR
                                                          SIGNAL-TO-NOISE RATIO
------- --------------- ---------- ----------- ---------- ---------------------------------------
24.      ARMSTRONG 7    12/10/85    4558317    11/17/82   DIGITAL COMMUNICATION LINK MONITORING
                                                          DEVICE
------- --------------- ---------- ----------- ---------- ---------------------------------------
25.      BETTS 10-2-1    9/16/86    4612509     1/13/83   FREQUENCY SHIFT KEYED DEMODULATOR
------- --------------- ---------- ----------- ---------- ---------------------------------------
26.      ARMSTRONG 8     12/2/86    4627077     12/3/84   MODIFIED QAM DATA POINT CONSTELLATION
                                                          FOR SECONDARY CHANNEL SIGNALLING
------- --------------- ---------- ----------- ---------- ---------------------------------------
27.        BETTS 11     12/16/86    4630286    10/10/84   DEVICE FOR SYNCHRONIZATION OF
                                                          MULTIPLE TELEPHONE CIRCUITS
------- --------------- ---------- ----------- ---------- ---------------------------------------
28.      ARMSTRONG 9    12/16/86    4630287     6/25/85   SECONDARY CHANNEL SIGNALLING IN A QAM
                                                          DATA POINT CONSTELLATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
29.       BETTS 12-1    12/23/86    4631738     12/6/84   GAIN TRACKER FOR DIGITAL MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
30.       BETTS 13-2    12/30/86    4633485     3/8/85    ADAPTIVE NOISE SUPPRESSION FOR
                                                          DIGITAL MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
31.        BETTS 14      1/13/87    4637035     2/16/84   DIGITAL MODEM FOR MULTIPLE TELEPHONE
                                                          CIRCUITS
------- --------------- ---------- ----------- ---------- ---------------------------------------
32.        ZURANSKI      1/27/87    4639934     4/11/85   LINE IMPAIRMENT DISPLAY FOR DIGITAL
            3-1-15                                        MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
33.         BREMER       2/24/87    4645871     6/17/85   NON-INTERFERING IN-BAND
           8-10-1-1                                       PROTOCOL-INDEPENDENT DIAGNOSTIC
                                                          SCANNING IN A DIGITAL MULTIPOINT
                                                          COMMUNICATION SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
34.      ZURANSKI 4-6    2/24/87    4646325     4/15/85   INDEX DECODER FOR DIGITAL MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
35.        BREMER 9      3/31/87    4654807     12/6/83   METHOD FOR MEASURING COMMUNICATION
                                                          CHANNEL IMPAIRMENT IN POLLING
                                                          APPLICATIONS
------- --------------- ---------- ----------- ---------- ---------------------------------------
36.       BREMER 10      5/5/87     4663766    10/10/84   METHOD OF DETERMINING AUTOMATICALLY
                                                          THE RATE OF THE DATA SIGNALS IN A
                                                          MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
37.       BETTS 16-7     5/26/87    4669090     7/5/75    HALF-DUPLEX MODEM WITHOUT TURNAROUND
                                                          DELAY
------- --------------- ---------- ----------- ---------- ---------------------------------------
38.       BETTS 17-8     6/30/87    4677624     3/1/85    SELF-SYNCHRONIZING DE-INTERLEAVER FOR
                                                          VITERBI DECODER USED IN WIRELINE
                                                          MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
39.     BETTS 18-9-11    6/30/87    4677625     3/1/85    DISTRIBUTED TRELLIS ENCODER
------- --------------- ---------- ----------- ---------- ---------------------------------------
40.      BETTS 19-10     6/30/87    4677626     3/1/85    SELF-SYNCHRONIZING INTERLEAVER FOR
                                                          TRELLIS ENCODER USED IN WIRELINE
                                                          MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
41.       BETTS 20-5     7/28/87    4683578     7/5/85    AUTOMATIC GAIN CONTROL USING THE
                                                          EXTREME POINTS OF A CONSTELLATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
42.     MARTINEZ 11-1   11/24/87    4709377     3/13/85   VITERBI DECODER FOR WIRELINE MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


------- --------------- ---------- ----------- ---------- ---------------------------------------
 NO.      CASE NAME       ISSUE     PATENT NO.   FILING                   TITLE
                           DATE                   DATE
------- --------------- ---------- ----------- ---------- ---------------------------------------
43.      HOLMQUIST 2     3/15/88    4731843    12/30/85   METHOD AND DEVICE OF INCREASING THE
                                                          EXECUTION SPEED OF CIPHER FEEDBACK
                                                          MODE OF THE DES BY AN ARBITRARY
------- --------------- ---------- ----------- ---------- ---------------------------------------
44.        BETTS 21      3/29/88    4734920    10/10/84   HIGH SPEED MODEM FOR MULTIPLE
                                                          COMMUNICATION CIRCUITS
------- --------------- ---------- ----------- ---------- ---------------------------------------
45.      BETTS 22-12     5/10/88    4744092     7/5/75    TRANSPARENT ERROR DETECTION IN HALF
                                                          DUPLEX MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
46.     MARTINEZ 13-23   6/21/88    4752943     8/7/87    FREQUENCY OF OCCURRENCE RETRAINING
                                                          DECISION CIRCUIT
------- --------------- ---------- ----------- ---------- ---------------------------------------
47.       BETTS 24-6     9/13/88    4771232     1/4/88    NON-INTERRUPTIVE SPECTRUM ANALYZER
                                                          FOR DIGITAL MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
48.      BETTS 25-14     1/3/89     4796279     6/30/87   SUBRATE PREAMBLE DECODER FOR A HIGH
                                                          SPEED MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
49.        MOORE 1       1/10/89    4797815    11/22/85   INTERLEAVED SYNCHRONOUS BUS ACCESS
                                                          PROTOCOL FOR A SHARED MEMORY
                                                          MULTI-PROCESSOR SYSTEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
50.      ARMSTRONG 11    1/10/89    4797878     8/18/87   MULTIPLE VIRTUAL MULTIPOINT MODEM
                                                          USING TDM/TOKEN THROWING TECHNIQUE
------- --------------- ---------- ----------- ---------- ---------------------------------------
51.      LBETTS 26-7     3/7/89     4811357     1/4/88    SECONDARY CHANNEL FOR DIGITAL MODEMS
                                                          USING SPREAD SPECTRUM SUBLIMINAL
                                                          INDUCED MODULATION
------- --------------- ---------- ----------- ---------- ---------------------------------------
52.      BOTTOMS 2-1     3/21/89    4815105     4/7/87    SELECTIVE SIGNALLING ENCODER/ DECODER
                                                          FOR MULTIPOINT DATA COMMUNICATION
                                                          NETWORKS
------- --------------- ---------- ----------- ---------- ---------------------------------------
53.        ZURANSKI      5/23/89    4833690     8/18/87   REMOTE EYE PATTERN DISPLAY FOR
           8-1-1-27                                       DIGITAL MODEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
54.        LAROWE 1      8/22/89    4860009     2/12/88   BIDIRECTIONAL MULTIFRAME CONVERTER
                                                          FOR DATA COMMUNICATIONS SYSTEMS
------- --------------- ---------- ----------- ---------- ---------------------------------------
55.       BETTS 28-9     8/28/89    4862464    12/30/87   DATA ERROR DETECTOR FOR DIGITAL
                                                          MODEMS USING TRELLIS CODING
------- --------------- ---------- ----------- ---------- ---------------------------------------
56.      HOLMQUIST 3     9/5/89     4864617     7/15/87   SYSTEM AND METHOD FOR REDUCING
                                                          DEADLOCK CONDITIONS CAUSED BY
                                                          REPEATED TRANSMISSION OF DATA
                                                          SEQUENCES EQUIVALENT TO THOSE USED
                                                          FOR INTER-DEVICE SIGNALLING
------- --------------- ---------- ----------- ---------- ---------------------------------------
57.      BOTTOMS 3-4     2/6/90     4898547     7/30/85   HYBRID INTERFACE ADAPTER
------- --------------- ---------- ----------- ---------- ---------------------------------------
58.      BREMER 12-29    5/8/90     4924516     5/23/89   METHOD AND SYSTEM FOR A SYNCHRONIZED
                                                          PSEUDO-RANDOM PRIVACY MODEM
------- --------------- ---------- ----------- ---------- ---------------------------------------
59.         KING 1       6/26/90    4937819     9/26/88   TIME ORTHOGONAL MULTIPLE VIRTUAL DCE
                                                          FOR USE IN ANALOG AND DIGIAL NETWORKS
------- --------------- ---------- ----------- ---------- ---------------------------------------
60.      BETTS 30-15     7/3/90     4939748     8/7/87    UNOBSTRUSIVE SIGNATURE FOR MODULATED
                                                          SIGNALS
------- --------------- ---------- ----------- ---------- ---------------------------------------
61.     BETTS 53-9-17   12/18/90    4979184     5/9/89    AUTOMATIC EQUALIZER INITIALIZATION
                                                          TIME CONTROL FOR MULTIPOINT NETWORKS
------- --------------- ---------- ----------- ---------- ---------------------------------------
62.       BETTS 31-1     4/16/91    5008903     5/25/89   ADAPTIVE TRANSMIT PRE-EMPHASIS FOR
                                                          DIGITAL MODEM COMPUTED FROM NOISE
                                                          SPECTRUM
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


------- --------------- ---------- ----------- ---------- ---------------------------------------
 NO.      CASE NAME       ISSUE     PATENT NO.   FILING                   TITLE
                           DATE                   DATE
------- --------------- ---------- ----------- ---------- ---------------------------------------
63.      BETTS 34-15     3/24/92    5099478     5/23/89   COMMUNICATION OF SECONDARY CHANNEL
                                                          BYTE IN A SYNCHRONOUS MODEM WITHOUT
                                                          STATISTICAL UNCERTAINTY
------- --------------- ---------- ----------- ---------- ---------------------------------------
64.      BREHMER 1-3     10/5/93    5251236     4/5/91    FRACTIONAL RATE MODEM WITH TRELLIS
------- --------------- ---------- ----------- ---------- ---------------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                  APPENDIX B-1

                               PARADYNE TRADEMARKS


-------------------- ------------------ -------------- ------------ -------------
TRADEMARK            COUNTRY NAME       APPLICATION    REGISTRATION   STATUS
                                        NUMBER         NUMBER
-------------------- ------------------ -------------- ----------- --------------
INFORMATION VENDING  UNITED STATES OF   74634791                   PENDING
ENCRYPTION           AMERICA
-------------------- ------------------ -------------- ----------- --------------
NETCARE              BRAZIL             816542953      816542953   REGISTERED
-------------------- ------------------ -------------- ----------- --------------
NETCARE              CANADA             566954         340698      REGISTERED
-------------------- ------------------ -------------- ----------- --------------
NETCARE              JAPAN              119798186      2145918     REGISTERED
-------------------- ------------------ -------------- ----------- --------------
NETCARE              UNITED KINGDOM     1390275                    PENDING
-------------------- ------------------ -------------- ----------- --------------
NETCARE              UNITED KINGDOM     1390276                    PENDING
-------------------- ------------------ -------------- ----------- --------------
NETCARE              UNITED STATES OF   584594         1340553     REGISTERED
                     AMERICA
-------------------- ------------------ -------------- ----------- --------------
NETCARE              UNITED STATES OF   603532         1425919     REGISTERED
                     AMERICA
-------------------- ------------------ -------------- ----------- --------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                  APPENDIX B-2
                         TRADEMARK ASSIGNMENT AGREEMENT
             (AT&T PARADYNE CORPORATION to LUCENT TECHNOLOGIES INC.)


     THIS TRADEMARK ASSIGNMENT AGREEMENT, made and effective as of the Closing Date by AT&T PARADYNE CORPORATION ("PARADYNE"), a Delaware corporation, and LUCENT TECHNOLOGIES INC. ("LUCENT"), a Delaware corporation.

     WHEREAS, PARADYNE, on the effective day hereof, has adopted, used, registered or applied to register in certain countries throughout the world certain trademarks and service marks as set forth in Appendix B-1 (collectively, the "PARADYNE Marks"); and

     WHEREAS, PARADYNE wishes to transfer to LUCENT and LUCENT wishes to acquire the PARADYNE Marks.

     NOW, THEREFORE, the PARADYNE and LUCENT agree as follows:

     1. For good and valuable consideration, the receipt of which is hereby acknowledged, PARADYNE hereby assigns and conveys to LUCENT all its right, title and interest in and to the PARADYNE Marks, together with the goodwill of the business symbolized by the PARADYNE Marks.

     2. This Trademark Assignment Agreement is intended in original and in certified copy to be filed with the competent domestic and foreign institutions, together with an application for assignment of the corresponding registrations and applications for registrations.

     3. Should the filing of this document be insufficient for the assignment of the proprietary rights and applications for proprietary rights, both parties hereto shall execute all reasonable documents and perform all other acts necessary to effect transfer of the PARADYNE Marks.

     4. LUCENT shall bear the costs arising out of or in connection with the implementation of the assignments contained herein.

AT&T PARADYNE CORPORATION                LUCENT TECHNOLOGIES INC.


By:                                      By:
   ----------------------------------       ------------------------------------

Its:                                     Its:
    ---------------------------------        -----------------------------------

Date:                                    Date:
     --------------------------------         ----------------------------------

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                             NOTARIAL CERTIFICATIONS


     I, a Notary Public, certify that on ___________, 1996, before me personally appeared ______________________, to me known to be an Authorized Signatory of AT&T PARADYNE CORPORATION and that he executed the foregoing Trademark Assignment Agreement.

 .................
 .................
 .................


I attest:
Signed in:
Dated:


Notary Public "Official Seal"


----------------------------
Signature of Notary Public


* * *


     I, a Notary Public, certify that on ___________, 1995, before me personally appeared ______________________, to me known to be an Authorized Signatory of LUCENT TECHNOLOGIES INC., and that he executed the foregoing Trademark Assignment Agreement.

 .................
 .................
 .................

I attest:
Signed in:
Dated:


Notary Public "Official Seal"


----------------------------
Signature of Notary Public

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME

                                   APPENDIX C
                                PARADYNE PRODUCTS


o     GENESIS AND GENEVA FAMILY (3800/3900)
          o    Triple modem nest for the 3000 Carrier
          o    Synchronous data compression
          o    Integrated Diagnostics
          o    Mocha and Hypermodem

o     DEVER FAMILY - SUBRATE DIGITAL LEASE LINE (3600/3500)
          o    ISDN DBM
          o    V.34 DBM
          o    Extended Range
          o    Autorate
          o    Cross Pair Detection
          o    Integrated Diagnostics
          o    Multiplexor Options
          o    Paddle Cards
          o    64k/128k NTU's

o     SPINNAKER FAMILY - T1/E1/HDSL CSU & DSU (31XX,33XX)
          o    ASCII Interface Redesign
          o    TCP & Telnet
          o    Device Specific SNMP MIBs
          o    Voice Compression
          o    International Power
          o    Integrated Dignostics
          o    Optical Interface

o     CARIBBEAN SUBRATE FAMILY - DDS FRAME RELAY
          o    Aruba - DDS Frame Relay
                  o     Frame Relay Aware/Frame Relay Aggregation
                  o     Synchronous Data Compression
                  o     BRI DBM
                  o     FTP Down Line Load
                  o     14 Slot Nest
                  o     FRAD
                  o     PCMCIA Management Interfaces

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                  o     Cost Reduction (Antigua)

          o    Curacao - DDS Frame Relay Edge Router
                  o     Single Card Router with 1-port Native Element DTE
                  o     Supports above Aruba Functionality

o     CARIBBEAN NxDSO FAMILY - T1/E1
          o    Barbados - T1/FT1 Low End Multiplexor & DSU
                  o     SNMP, Telnet, TCP
                  o     PRI
                  o     5 Slot Carrier
                  o     2 Slot Stand Alone Package
                  o     14 Slot Nest
                  o     Single T1 Leased Line NAM with DSX, with 2 ports
                  o     Dual T1 Leased Line NAM without DSX, no ports
                  o     Dual DSX APM without ports
                  o     PCMCIA Management (via Ethernet or Token Ring LAN, V.34)
                  o     8-port FXS, FSO, or E&M Voice APM
                  o     Voice Compression APM
                  o     4-port Synchronous Data APM
                  o     Synchronous Data Compression APM
                  o     6-port OCU APM
                  o     5-port SRU APM
                  o     6-port Management Interface APM
                  o     4-port BRI APM
                  o     8-port 4.34 Modem Pool APM

          o    Martinique - E1/FE1 Low End Multiplexor & DSU
                  o     Dual E1 Leased Line NAM with ports
                  o     Dual E1 Leased Line NAM without ports
                  o     Support for above Barbados configurations and options

          o    Trinidad - T1/FT1 Frame Relay DSU
                  o     SNMP, Telnet, TCP
                  o     2 Slot Stand Alone Package
                  o     14 Slot Nest
                  o     T1 Frame Relay NAM with DSX, with 2 ports
                  o     BRI DBM
                  o Frame Relay Aware, Frame Relay Aggregation with Compression APM

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                  o     FRAD APM

o     HEARTLAN FAMILY - LOW END/LOW COST SUBRATE AND T1
          o    Beagle - Subrate Leased Line DSU
                  o     DDS NI with 1 port
                  o     SNMP, Telnet, TCP
                  o     Ethernet Management Interface

          o    Greyhound - T1/FT1 Leased Line DSU
                  o     T1/FT1 NI without DSX, with 1 port
                  o     T1/FT1 NI with DSX, with 1 port
                  o     T1/FT1 NI with DSX, with 2 ports
                  o     SNMP, Telnet, TCP
                  o     With or without Ethernet Management Interface

          o    Poodle - V.11 NTU
                  o     64k V.11 NI with 1 port DTE
                  o     64k V.11 NI with 5 port DTE, with X.50

o     SYSTEM PRODUCTS
          o ADSL/SDSL/HDSL/VDSL/RADSL PC Cards, Workstation Interface Cards, and Stand Alone "Modems"
          o    Open Access Gateway (Multiplexor)
                  o Central Site Concentrators for ADSL/SDSL/HDSL/VDSL/ RADSL lines
                  o     xDSL with packet or cell protocols
                  o     TDM extensions
                  o     Modem Pool extensions for analog, mu-law, ISDN
                  o     Service Translation for broadband, video transmission
          o    Acculink Access Controller (AAC) Cards
                  o Direct Interface with Digital Access Cross Connect System (DACS)
                  o     Modem Pool
          o    TDM Access Multiplexor

o     HAWK - REMOTE ACCESS AND TELECOMMUTING SERVER
          o    V.34, V.34Q and ISDN BRI Remote Access Port Concentrators
          o    T1 PRI Network Interface
          o    Windows NT
          o    Novell
          o    Temporary Office Extensions

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


          o    Remote Office Extensions
          o    High Card Density (16 ports OCD)
          o    Very High Card Density (30 ports OCD)
          o    Mocha and Hypermodem
          o    E1 Interface

o     WIRELESS SYSTEMS
          o    ETC2 for Wireless Data Gateway, Hawk and Open Access Gateway
          o    CDPD and PCS protocols (TDMA, CDMA, GSM)

o     SOFTWARE PRODUCTS
          o Network Management System Applications for all Present Paradyne Products and Other Products Listed Herein
          o Element Management Applications for all Present Paradyne Products and Other Products Listed Herein
          o Extended Leased Line Network Management Applications on HP Openview and IBM SystemView
          o Performance Management Applications for all Present Paradyne Products and Other Products Listed Herein, on HP Openview and IBM SystemView
          o Service Management Applications for all Present Paradyne Products and Other Products Listed Herein, on HP Openview and IBM SystemView
          o TL-1 Interface for HP Openview and IBM SystemView o CMIP/SNMP Wrappers for HP Openview and IBM SystemView

o The following products are to be assessed in January, 1997. The commercial development status of each product will be determined and such product will be added to this Appendix C if the product is either
          o (I) at the time of assessment under development for a scheduled commercial release, or
          o (II) firmly committed for development to begin no later than March 31, 1997 for a scheduled commercial release; in this case, the product is added to this Appendix C only to the extent that such development does begin before March 31
          o    The products to be assessed are
                  o     The following modules for CARIBBEAN NxDSO
                           o     ATM NAM
                           o     Encryption APM
                           o     Security APM
                  o     Cayman - FT3 ATM DSU
                  o     ATM Access Multiplexor
                  o     The following modules for Open Access Gateway

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                           o     POTS Splitting
                           o     Encryption
                           o     Security

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX D
                              THIRD PARTY LICENSES



1.  Alcatel N.V.
2.  Analog Devices, Inc.
3.  Applied Materials, Inc.
4.  Chartered Semiconductor Manufacturing, PTE
5.  Cypress Semiconductor Corporation
6.  Fraunhoffer-Gesellschaft
7.  The General Electric Company, p.l.c.
8.  Hayes Microcomputer Products, Inc.
9.  Hewlett-Packard Company
10. Hitachi, Ltd.
11. Integrated Device Technology, Inc.
12. Kokusai Denshin Denwa Co., Ltd.
13. Linear Technology Corp.
14. Matsushita Electric Industrial Co., Ltd.
15. NEC
16. Nippon Telegraph and Telephone Corp.
17. OKI Electric
18. Olivetti
19. Phillips' Gloeilampenfabrieken
20. Penril Datacomm Networks, Inc.
21. Rockwell International Corporation
22. Samsung Electronics Company, Ltd.
23. Sanyo Electric Co., Ltd.
24. Seeq Technology, Inc.
25. Siemens Aktiengesellschaft
26. Silicon Systems Incorporated
27. Sony Corporation
28. Sumitomo Electric Industries, Ltd.
29. VLSI Technology, Inc.
30. VMX/Octel

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX E

                        IMMUNITY PATENTS AND APPLICATIONS


                                 CAP TECHNOLOGY

----------------- ---------------------------------------------------------------- --------------
 PATENT NUMBER                                 TITLE                                  AUTHOR
----------------- ---------------------------------------------------------------- --------------
   4,247,940      Equalizer for complex data signals                               Mueller et al
----------------- ---------------------------------------------------------------- --------------
   4,304,962      Data Scrambler                                                   Fracassi et al
----------------- ---------------------------------------------------------------- --------------
   4,464,545      Echo canceller                                                   Werner
----------------- ---------------------------------------------------------------- --------------
   4,483,012      Differentially convolutional channel coding with expanded set    Wei
                  of signaling
----------------- ---------------------------------------------------------------- --------------
   4,651,320      Inband Coding Of Secondary Data                                  Thapar
----------------- ---------------------------------------------------------------- --------------
   4,682,358      Echo canceller                                                   Werner
----------------- ---------------------------------------------------------------- --------------
   4,788,694      Trellis coding with substrates                                   Calderbank
----------------- ---------------------------------------------------------------- --------------
   4,924,492      Method and apparatus for wideband transmission of digital        Gitlin et al
                  signals between, for example, a telephone central office and customer premises.
----------------- ---------------------------------------------------------------- --------------
   4,995,057      Technique for Achieving the Theoretical Coding Gain of Digital   Chung et al
                  Signals Incorporating Error Correction
----------------- ---------------------------------------------------------------- --------------
   5,052,000      Technique for improving the operation of decision feedback       Wang et al
                  equalizers in communications systems utilizing error coreection
----------------- ---------------------------------------------------------------- --------------
   5,056,117      Decision feedback equalization with trellis coding               Gitlin et al
----------------- ---------------------------------------------------------------- --------------
   5,442,626      Digital Communications System with Symbol Multiplexers           Wei
----------------- ---------------------------------------------------------------- --------------
   RE 31253       Echo cancellation in two-wire, two-way data transmission         Weinstein
                  systems
----------------- ---------------------------------------------------------------- --------------
   5,488,633      Intersymbol Interference Channel Coding Scheme                   Laroia
----------------- ---------------------------------------------------------------- --------------
   5,483,551      Crosstalk Suppression Technique                                  Huang et al
----------------- ---------------------------------------------------------------- --------------
   5,521,949      Synchronization Scheme for Digital Comunications Systems         Huang et al
                  Transporting Data at a Customer-Controlled Rate
----------------- ---------------------------------------------------------------- --------------
   5,528,686      Transformerless Hybrid Circuit having Direct Powered Line-Side   Cwynar et al
                  Amplifiers
----------------- ---------------------------------------------------------------- --------------
   08/215562      Signal Constellation Time Division Multiplexing                  Chung et al
----------------- ---------------------------------------------------------------- --------------
   4,800,573      Equalization Arrangement                                         Cupo 3
----------------- ---------------------------------------------------------------- --------------
   5,214,656      Multiplexed Coded Modulation                                     Chung et al
----------------- ---------------------------------------------------------------- --------------
   5,371,762      Technology using Signal Storing Devices                          Amrany et al
----------------- ---------------------------------------------------------------- --------------
----------------- ---------------------------------------------------------------- --------------
   5,406,586      Signal correlation Technique                                     Wang-12
----------------- ---------------------------------------------------------------- --------------
   08/322878      Hybrid Equalizer Arrangement for DEI                             Wang-14
----------------- ---------------------------------------------------------------- --------------
   08/547584      Signal Constellation TDM Arrangement                             Chung,
                                                                                   Sorbara
----------------- ---------------------------------------------------------------- --------------
   5,428,608      Call Connector Technique                                         Freeman et al
----------------- ---------------------------------------------------------------- --------------
   5,440,585      Applications of Simultaneous Analog and Digital Communications   Partridge
----------------- ---------------------------------------------------------------- --------------
   08/453855      Simultaneous Analog and Digital Communication                    Bremer et al
----------------- ---------------------------------------------------------------- --------------

                               ETC(R) TECHNOLOGY:

None

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX F
                         Known Reexaminations and Other


Patent #5280526 is being reexamined.
Patent #5448555 is subject to an interference.

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX G
                          MEMBERS OF "KNOWLEDGE" GROUP



               Donald Cooper
               John Brown
               Lawrence Chamberlin
               William Patchett
               James Slattery
               Gary Willman

               Barry Black
               Roberta Cohen
               David Greenblott
               Rich Musgrave
               Gabe Torak
               Frank Weiner

               Thomas Arnold
               John Berndt
               W. Preston Granbery
               Doug Hotchkiss
               William Osl
               Joseph Opalach

                             CONTRACT NO. G 18150-E
                                   EXHIBIT A
                          MATERIAL PRICE AND LEAD TIME


                                   APPENDIX H
                            Certain Legal Proceedings


     See Exhibit OO in the purchase agreement.



                                  Page 1 of 1